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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07986

The Alger Institutional Funds
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York			10010
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, LLC 360 Park Avenue South New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to Stockholders of any report to be transmitted to Stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

ALGER

THE ALGER INSTITUTIONAL FUNDS

ANNUAL REPORT

OCTOBER 31, 2019

Table of Contents

The Alger Institutional Funds

Shareholders’ Letter (Unaudited)	1

Fund Highlights (Unaudited)	10

Portfolio Summary (Unaudited)	18

Schedules of Investments	19

Statements of Assets and Liabilities	35

Statements of Operations	39

Statements of Changes in Net Assets	41

Financial Highlights	45

Notes to Financial Statements	60

Report of Independent Registered Public Accounting Firm	86

Additional Information (Unaudited)	88

Optional Internet Availability of Alger Shareholder Reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by signing up for paperless delivery at www.icsdelivery.com/alger.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-866-345-5954 or visiting fundreports.com. If you invest through a financial intermediary, you can contact your financial intermediary to elect to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held within the Alger Fund Complex or with your financial intermediary.

Shareholders’ Letter (Unaudited)	October 31, 2019

Dear Shareholders,

Frequent Shifts in Market Performance Occur Despite Strong Secular Growth

Researchers at the Max Planck Institute for Biological Cybernetics conducted a study of hikers in areas such as deserts that lack visual reference points. They equipped the participants with GPS tracking technology and instructed them to walk a straight path. Within several hours, many of the hikers unknowingly returned to their starting point. Others repeatedly walked in circles.

In some ways, investors may learn an important lesson from this experiment: failing to focus on appropriate reference points in understanding secular growth may lead one astray. In this letter, I explore how investors can easily become distracted and I urge them to focus on actual reference points.

During the 12-month period ended October 31, 2019, the S&P 500 Index generated a 14.33% return. Key developments included the ebb and flow of optimism regarding U.S.-China trade negotiations, monetary policy and economic growth. We believe those factors are important, but unlike the powerful nature of secular growth, they typically affect corporate earnings and stock prices only temporarily. These transitory events can be distracting and caused the S&P 500 Index to produce 55 days of losses or gains exceeding 1% during the reporting period; however, we believe long-term results have been more telling. In fact, the year-to-date period ended October 31, 2019, saw the S&P 500 Index generate a 23.16% return, the second-strongest showing for the first 10 months of any year since 2000.

Trade Conflicts Drive Volatility

For most of the reporting period, concerns about U.S.-China trade tariffs intensified as both countries imposed additional tariffs while frequent shifts in the outlook for trade negotiations fueled market volatility. By late 2019, U.S. tariffs extended to more than $360 billion of Chinese imports while Chinese tariffs covered $100 billion of U.S. imports. Finally, in October, President Trump proposed measures that may potentially prevent or delay both an increase in certain existing tariffs and the implementation of new tariffs. China proposed purchasing $40 billion to $50 billion in U.S. agriculture products annually. In the days immediately following the announcement, however, the fate of the proposals remained uncertain.

Investors Watch the Fed

Concerns about economic growth drew attention to the U.S. Federal Reserve and monetary policy. Much like investors’ frequently varying views of trade negotiations, shifts in expectations for the Federal Reserve to cut interest rates caused market performance to oscillate. On July 31, 2019, the Federal Reserve announced an anticipated fed funds rate cut of 25 basis points (bps), but Fed Chairman Jerome Powell described the change as a mid-cycle adjustment rather than the start of a prolonged series of rate cuts, which disappointed market participants. The Federal Reserve eventually ushered in two additional 25 bps cuts by October 31, 2019.

Economic Sentiment Drives Market Rotation

The Organization for Economic Cooperation and Development announced in September that it expects global economic growth of only 2.9% this year, the slowest rate since the global financial crisis. It also announced that economic growth could be curtailed next year and beyond if the trade conflict continues. In the U.S., the Federal Reserve’s June outlook predicted that the nation’s economy would grow only 2.1% this year and 2.0% in 2020. In September, the Federal Reserve increased its 2019 estimate to 2.2% but left its 2020 outlook unchanged.

In an encouraging development, the Bloomberg Economic Surprise Index turned consistently positive in September and strengthened in October after having been in negative territory for most of the first eight months of 2019. The index measures economic readings against forecasts. The improved economic data and a steepening yield curve triggered a rotation from growth stocks to cyclical value equities, such as Financials. From August 27, 2019, until October 31, 2019, the Russell 3000 Value Index generated a 7.08% return compared to the 4.27% return of its growth counterpart. We believe this outperformance is likely to be short lived. In many areas, the fundamentals of value companies, e.g., brick and mortar retailers, are victims of disruption by innovative companies, such as online retailers, that are rapidly capturing market share. This secular trend, and other growth opportunities driven by demographic changes and other advances, suggests to us that growth companies still have the edge in the longer term.

For the 12-month reporting period ended October 31, 2019, growth continued its multi-year period of outperformance with the 18.93% return of the Russell Midcap Growth Index leading the market.

A Better Framework for Making Investment Decisions

History is peppered with examples of innovation driving strong secular growth even during challenging economic times, including the Global Financial Crisis, when U.S. internet advertising and e-commerce revenues grew approximately 30% even though total retail sales were virtually flat.(1) With that in mind, we believe investors should focus on unprecedented levels of innovation and secular growth as reference points rather than short-term events.

A small sampling of strong secular growth themes includes cloud computing, mobile device advertising and disruption in healthcare, all of which are allowing companies to capture market share and reward investors with strong earnings growth.

•                 Cloud computing, or the use of off-premises IT resources, is allowing companies and governments to quickly develop new services while reducing overall operating costs. By capturing market share from providers of on-premises technology, cloud computing is growing rapidly with the market for the public cloud expected to grow 35% this year. One example of the growing appeal of off-premises computing occurred earlier this year when Amazon.com, Inc. was selected to create the Volkswagen Industrial Cloud with data from 122 of the car company’s facilities.

•                  Digital advertising is another powerful secular growth theme, with some of the largest technology firms, such as Alphabet, Inc., Facebook, Inc. and Amazon.com, Inc., having generated rapid earnings growth by capturing advertising market share from traditional publishers. As smartphones have become indispensable, brands are increasingly placing content on them as well as on other portable devices. While overall digital advertising grew 21.8% last year, according to the Interactive Advertising Bureau, revenues for advertising on mobile devices increased 39.7%. For 2019, we believe revenues for advertising on mobile devices will continue to increase at a considerably faster pace than revenues for overall digital advertising.

•                  Healthcare innovations, such as new drugs and novel medical devices, are also creating secular growth. For treating diabetes, Dexcom, Inc. has developed a continuous glucose monitoring system and Insulet Corp. has developed a wearable insulin pump. These products are disrupting older technologies that require injections and frequent finger stick tests to monitor and control patients’ glucose levels. We believe both companies have strong growth opportunities with 65% of diabetes patients still using traditional methods to monitor their conditions. In the pharmaceutical industry, novel drugs are noteworthy, with cancer immunotherapy being just one example. Unlike chemotherapy, which kills cancer cells using toxic compounds, immunotherapy enlists the immune system to attack cancer. The category of drugs is only five years old, but its annual market size is expected to reach $44 billion by 2024.(2)

Going Forward

Innovation and disruption are increasingly high stakes matters. Earlier this year, we estimated that S&P 500 companies representing 14% of the index’s market capitalization are disrupting companies with a total market capitalization of 31%. We believe investors can potentially benefit the most by utilizing active portfolio management based on in-depth fundamental research that seeks to discern the winners and losers of the new economy. At Alger, we will continue to focus on corporate fundamentals as we pursue attractive investment opportunities for our shareholders.

Portfolio Matters

Alger Capital Appreciation Institutional Fund

The Alger Capital Appreciation Institutional Fund returned 15.20% for the fiscal 12-month period ended October 31, 2019, compared to the 17.10% return of the Russell 1000 Growth Index.

Contributors to Performance

During the reporting period, the largest portfolio sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Healthcare and the largest underweight was Consumer Staples. The Consumer Discretionary and Materials sectors provided the greatest contributions to relative performance.

Among individual positions, Microsoft Corp.; Visa, Inc., Cl. A; Amazon.com, Inc.; Danaher Corp.; and Lam Research Corp. were the top contributors to performance. Shares of Amazon.com performed strongly in response to the company continuing to take market share from brick and mortar retailers. Strong growth of the company’s web hosting and digital advertising services also supported the performance of Amazon.com shares.

Detractors from Performance

The Consumer Staples and Industrials sectors were among the sectors that detracted from results.

UnitedHealth Group, Inc.; Conagra Brands, Inc.; Sarepta Therapeutics, Inc.; NVIDIA Corp.; and Xilinx, Inc. were among the top detractors from performance. UnitedHealth Group provides a variety of services, including medical insurance and pharmacy benefit management (PBM) programs. Lingering concerns about the potential for Washington, D.C. to curtail drug prices by imposing new regulations on middlemen such as PBM programs hurt the performance of UnitedHealth Group. Proposals by certain presidential candidates to enact “Medicare for all” also weighed upon the performance of UnitedHealth Group shares.

Alger Focus Equity Fund

The Alger Focus Equity Fund returned 15.56% for the fiscal 12-month period ended October 31, 2019, compared to the 17.10% return of the Russell 1000 Growth Index.

Contributors to Performance

During the reporting period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Consumer Discretionary and the largest underweight was Consumer Staples. The Materials and Information Technology sectors provided the greatest contributions to relative performance. Regarding individual positions, Microsoft Corp.; Visa, Inc., Cl. A; Cintas Corp.;  Amazon.com, Inc.; and Danaher Corp. were among the top contributors to performance. Microsoft created the world’s leading desktop operating system and it is transitioning its products to the cloud, which we believe is improving the company’s potential for increasing its profits. In addition, Microsoft’s enterprise cloud product, Azure, is rapidly growing and capturing market share. The company generates very strong free cash flow that it is returning to shareholders through dividends and share repurchases. Its shares performed strongly in response to investors’ reactions to the company’s positive lifecycle change resulting from the success of moving products to the cloud.

Detractors from Performance

The Consumer Staples and Consumer Discretionary sectors were among the sectors that detracted from results. Regarding individual positions, Vail Resorts, Inc.; QUALCOMM, Inc.; UnitedHealth Group, Inc.; Apple, Inc.; and NVIDIA Corp. were among the top detractors from performance. Shares of UnitedHealth Group underperformed in response to developments described in the Alger Capital Appreciation Institutional Fund discussion.

Alger Mid Cap Growth Institutional Fund

The Alger Mid Cap Growth Institutional Fund returned 10.76% for the fiscal 12-month period ended October 31, 2019, compared to the 18.93% return of the Russell Midcap Growth Index.

Contributors to Performance

During the reporting period, the largest sector weightings were Information Technology and Healthcare. The largest sector overweight was Healthcare and the largest underweight was Information Technology. The Industrials and Real Estate sectors provided the largest contributions to relative performance.

Regarding individual positions, Advanced Micro Devices, Inc.; Avalara, Inc.; ServiceNow, Inc.; HEICO Corp.; and MarketAxess Holdings Inc. were among the top contributors to performance. Avalara provides cloud-based software services that simplify tax compliance.

Its software products automate accurate calculation and validation of taxation. Demand for the company’s products is growing due to increasing tax complexity as well as significant variability in state and municipal treatment of commercial transactions. The shares contributed to performance in response to businesses purchasing products to increase corporate productivity in a cost effective manner. This high unit volume growth company is an example of corporate America’s spending on “digitization.”

Detractors from Performance

The Consumer Discretionary and Information Technology sectors were among the sectors that detracted from results. Among individual positions, Conagra Brands, Inc.; Vail Resorts, Inc.; Grubhub, Inc.; Take-Two Interactive Software, Inc.; and Prosetta Biosciences, Inc. were top detractors from performance. Shares of Take-Two Interactive underperformed early in the reporting period in response to the company providing lower-than-expected revenue and profitability guidance for their fiscal fourth quarter ended March 31, 2019.

Alger Small Cap Growth Institutional Fund

The Alger Small Cap Growth Institutional Fund returned 10.20% for the fiscal 12-month period ended October 31, 2019, compared to the 6.40% return of the Russell 2000 Growth Index.

Contributors to Performance

During the reporting period, the largest sector weightings were Healthcare and Information Technology. The largest sector overweight was Healthcare and the largest underweight was Industrials. The Information Technology and Energy sectors provided the largest contributions to relative performance. Among individual positions, Veeva Systems, Inc., Cl. A; Avalara, Inc.; Shopify, Inc., Cl. A; Insulet Corp.; and Paycom Software, Inc. were top contributors to performance. Veeva Systems is a leading provider of cloud-based solutions for the global life sciences industry. Veeva’s key solutions are its Commercial Cloud products, offering multi-channel customer relationship management software, and Veeva Vault, offering regulated content management for pharmaceutical and biotechnology companies. Shares of Veeva performed strongly early in the reporting period after the company reported better-than-expected fiscal fourth quarter 2019 results and raised its fiscal year 2020 guidance. Veeva’s key growth driver has been the strong adoption of Veeva Vault, which saw revenue increase 49% in fiscal year 2019 and represents 47% of Veeva’s total revenue. Veeva also demonstrated strong operating margin expansion during the year and we believe it has potential to continue its strong growth in fiscal year 2020, in part due to its very robust pipeline of new products.

Detractors from Performance

The Industrials and Real Estate sectors were among the sectors that detracted from results. Among individual positions, Inogen, Inc.; Abiomed, Inc.; Quidel Corp.; Vocera Communications, Inc.; and Grubhub, Inc. were top detractors from performance. Abiomed develops and manufactures devices that assist or replace the pumping function of a failing heart. Abiomed’s major product line is the Impella platform, which consists of heart pumps that are inserted with catheters. The pumps can be used to assist weakened hearts during the repair of coronary artery blockages and in the event of cardiogenic shock, which occurs when organs begin to fail due to the heart’s inability to pump blood. Abiomed shares underperformed after the company said it produced weaker-than-expected fiscal fourth quarter 2019 results and lowered its guidance for fiscal year 2020.

I thank you for putting your trust in Alger.

Sincerely,

Daniel C. Chung, CFA

Chief Investment Officer

Fred Alger Management, LLC

(1) Source: Alger Capital Markets: Observations and Insights — Loving to Lend of Opting to Own. Autumn 2019.

(2) Source: Cowen, which is an investment bank.

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the funds. This report is not authorized for distribution to prospective investors in a fund unless preceded or accompanied by an effective prospectus for the fund. Fund returns represent the fiscal 12-month period return of Class I shares.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the funds’ management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including, without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a fund. Please refer to the Schedules of Investments for each fund that is included in this report for a complete list of fund holdings as of October 31, 2019. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the funds during the fiscal 12-month period ended October 31, 2019.

Risk Disclosures

Alger Capital Appreciation Institutional Fund

Investing in the stock market involves risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies.

Alger Focus Equity Fund

Investing in the stock market involves risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

Alger Mid Cap Growth Institutional Fund

Investing in the stock market involves risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity.

Alger Small Cap Growth Institutional Fund

Investing in the stock market involves risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity.

For a more detailed discussion of the risks associated with a fund, please see the Prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses.

For a prospectus or a summary prospectus containing this and other information about The Alger Institutional Funds call us at (800) 992-3863 or visit us at

www.alger.com. Read it carefully before investing.

Fred Alger & Company, LLC, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

•                  The S&P 500 Index: An index of large company stocks considered to be representative of the U.S. stock market.

•                  The Bloomberg Economic Surprise Index shows the degree to which economic analysts under- or over-estimate the trends in the business cycle. The surprise element is defined as the percentage (or percentage point) difference between analyst forecasts and the published value of economic data releases.

•                  The Interactive Advertising Bureau is an advertising business organization that develops industry standards, conducts research, and provides legal support for the online advertising industry.

•                  The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment.

•                  The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market.

•                  The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment.

•                  The Russell 3000 Value Index is a market-capitalization weighted equity index maintained by the Russell Investment Group and based on the Russell 3000 Index, which measures how U.S. stocks in the equity value segment perform. Included in the Russell 3000 Value Index are stocks from the Russell 3000 Index with lower price-to-book ratios and lower expected growth rates.

FUND PERFORMANCE AS OF 9/30/19 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1	5	10	SINCE
	YEAR	YEARS	YEARS	INCEPTION
Alger Capital Appreciation Institutional Class I (Inception 11/8/93)	1.09%	11.63%	13.71%	12.05%
Alger Capital Appreciation Institutional Class R (Inception 1/27/03)*	0.65%	11.11%	13.17%	11.50%
Alger Capital Appreciation Institutional Class Y (Inception 2/28/17)	1.50%	n/a	n/a	15.30%
Alger Capital Appreciation Institutional Class Z-2 (Inception 10/14/16)	1.42%	n/a	n/a	16.56%
Alger Focus Equity Class A (Inception 12/31/12)	(4.04)%	11.71%	n/a	15.11%
Alger Focus Equity Class C (Inception 12/31/12)	(0.41)%	12.07%	n/a	15.16%
Alger Focus Equity Class I (Inception 11/8/93)	1.37%	12.99%	13.63%	9.27%
Alger Focus Equity Class Y (Inception 2/28/17)	1.65%	n/a	n/a	17.40%
Alger Focus Equity Class Z (Inception 12/31/12)	1.65%	13.30%	n/a	16.44%
Alger Mid Cap Growth Institutional Class I (Inception 11/8/93)	(4.21)%	8.63%	11.43%	11.59%
Alger Mid Cap Growth Institutional Class R (Inception 1/27/03)*	(4.69)%	8.05%	10.86%	11.03%
Alger Mid Cap Growth Institutional Class Z-2 (Inception 10/14/16)	(3.94)%	n/a	n/a	15.44%
Alger Small Cap Growth Institutional Class I (Inception 11/8/93)	(3.64)%	12.11%	12.22%	9.66%
Alger Small Cap Growth Institutional Class R (Inception 1/27/03)*	(4.05)%	11.58%	11.69%	9.13%
Alger Small Cap Growth Institutional Class Z-2 (Inception 8/1/16)	(3.26)%	n/a	n/a	18.27%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains.

On October 15, 2018, Alger Capital Appreciation Focus Fund changed its name to Alger Focus Equity Fund.

*                 Since inception performance is calculated from 11/8/93. Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund’s Class I Shares. The performance figures prior to 1/27/03 have been reduced to reflect the higher operating expenses of Class R shares.

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Fund Highlights Through October 31, 2019 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS I SHARES

— 10 years ended 10/31/19

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Capital Appreciation Institutional Fund Class I shares and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2019. Figures for the Alger Capital Appreciation Institutional Fund Class I shares and the Russell 1000 Growth Index include reinvestment of dividends. Figures for the Alger Capital Appreciation Institutional Fund Class I shares also include reinvestment of capital gains. Performance for the Alger Capital Appreciation Institutional Fund Class R, Class Y and Class Z-2 shares may vary from the results shown above due to differences in expenses the class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Fund Highlights Through October 31, 2019 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/19

AVERAGE ANNUAL TOTAL RETURNS

				Since
	1 YEAR	5 YEARS	10 YEARS	11/8/1993
Class I (Inception 11/8/93)	15.20%	11.97%	14.49%	12.13%
Class R (Inception 1/27/03)*	14.69%	11.45%	13.94%	11.58%
Russell 1000 Growth Index	17.10%	13.43%	15.41%	9.64%

				Since
	1 YEAR	5 YEARS	10 YEARS	2/28/2017
Class Y (Inception 2/28/17)	15.69%	n/a	n/a	16.01%
Russell 1000 Growth Index	17.10%	n/a	n/a	16.68%

				Since
	1 YEAR	5 YEARS	10 YEARS	10/14/2016
Class Z-2 (Inception 10/14/16)	15.56%	n/a	n/a	17.15%
Russell 1000 Growth Index	17.10%	n/a	n/a	18.41%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*                 Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund’s Class I Shares. The performance figures prior to 1/27/03 have been reduced to reflect the higher operating expenses of Class R shares.

ALGER FOCUS EQUITY FUND

Fund Highlights Through October 31, 2019 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS I SHARES

— 10 years ended 10/31/19

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Focus Equity Fund Class I shares and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2019. On October 15, 2018, Alger Capital Appreciation Focus Fund changed its name to Alger Focus Equity Fund. Beginning December 31, 2012, Alger Focus Equity Fund changed its investment strategy to invest in a smaller number of issuers. Figures for Alger Focus Equity Fund Class I shares and the Russell 1000 Growth Index include reinvestment of dividends. Figures for the Alger Focus Equity Fund Class I shares also include reinvestment of capital gains. Performance for Alger Focus Equity Fund Class A, Class C, Class Y and Class Z shares may vary from the results shown above due to differences in expenses the class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER FOCUS EQUITY FUND

Fund Highlights Through October 31, 2019 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/19

AVERAGE ANNUAL TOTAL RETURNS

				Since
	1 YEAR	5 YEARS	10 YEARS	11/8/1993
Class I (Inception 11/8/93)	15.66%	13.50%	14.17%	9.37%
Russell 1000 Growth Index	17.10%	13.43%	15.41%	9.64%

				Since
	1 YEAR	5 YEARS	10 YEARS	12/31/2012
Class A (Inception 12/31/12)	9.48%	12.21%	n/a	15.42%
Class C (Inception 12/31/12)	13.68%	12.57%	n/a	15.46%
Class Z (Inception 12/31/12)	15.93%	13.80%	n/a	16.74%
Russell 1000 Growth Index	17.10%	13.43%	n/a	16.12%

				Since
	1 YEAR	5 YEARS	10 YEARS	2/28/2017
Class Y (Inception 2/28/17)	15.97%	n/a	n/a	18.16%
Russell 1000 Growth Index	17.10%	n/a	n/a	16.68%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER MID CAP GROWTH INSTITUTIONAL FUND

Fund Highlights Through October 31, 2019 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS I SHARES

— 10 years ended 10/31/19

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Mid Cap Growth Institutional Fund Class I shares and the Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2019. Figures for Alger Mid Cap Growth Institutional Fund Class I shares and the Russell Midcap Growth Index include reinvestment of dividends. Figures for the Alger Mid Cap Growth Institutional Fund Class I shares also include reinvestment of capital gains. Performance for the Alger Mid Cap Growth Institutional Fund Class R and Class Z-2 shares may vary from the results shown above due to differences in expenses the class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER MID CAP GROWTH INSTITUTIONAL FUND

Fund Highlights Through October 31, 2019 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/19

AVERAGE ANNUAL TOTAL RETURNS

				Since
	1 YEAR	5 YEARS	10 YEARS	11/8/1993
Class I (Inception 11/8/93)	10.76%	8.57%	12.15%	11.58%
Class R (Inception 1/27/03)*	10.24%	8.00%	11.57%	11.01%
Russell Midcap Growth Index	18.93%	10.92%	14.76%	9.88%

				Since
	1 YEAR	5 YEARS	10 YEARS	10/14/2016
Class Z-2 (Inception 10/14/16)	11.08%	n/a	n/a	15.18%
Russell Midcap Growth Index	18.93%	n/a	n/a	16.13%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*                 Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund’s Class I Shares. The performance figures prior to 1/27/03 have been reduced to reflect the higher operating expenses of Class R shares.

ALGER SMALL CAP GROWTH INSTITUTIONAL FUND

Fund Highlights Through October 31, 2019 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS I SHARES

— 10 years ended 10/31/19

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Small Cap Growth Institutional Fund Class I shares and the Russell 2000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2019. Figures for the Alger Small Cap Growth Institutional Fund Class I shares and the Russell 2000 Growth Index include reinvestment of dividends. Figures for the Alger Small Cap Growth Institutional Fund Class I shares also include reinvestment of capital gains. Performance for the Alger Small Cap Growth Institutional Fund Class R and Class Z-2 shares may vary from the results shown above due to differences in expenses the class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER SMALL CAP GROWTH INSTITUTIONAL FUND

Fund Highlights Through October 31, 2019 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/19

AVERAGE ANNUAL TOTAL RETURNS

				Since
	1 YEAR	5 YEARS	10 YEARS	11/8/1993
Class I (Inception 11/8/93)	10.20%	10.75%	12.79%	9.58%
Class R (Inception 1/27/03)*	9.67%	10.22%	12.24%	9.05%
Russell 2000 Growth Index	6.40%	8.38%	13.38%	7.42%

				Since
	1 YEAR	5 YEARS	10 YEARS	8/1/2016
Class Z-2 (Inception 8/1/16)	10.61%	n/a	n/a	17.37%
Russell 2000 Growth Index	6.40%	n/a	n/a	10.72%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*                 Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund’s Class I Shares. The performance figures prior to 1/27/03 have been reduced to reflect the higher operating expenses of Class R shares.

PORTFOLIO SUMMARY†

October 31, 2019 (Unaudited)

	Alger Capital			Alger Small Cap
	Appreciation	Alger Focus Equity	Alger Mid Cap Growth	Growth Institutional
SECTORS	Institutional Fund	Fund	Institutional Fund	Fund
Communication Services	12.0%	11.0%	6.5%	4.3%
Consumer Discretionary	18.4	16.0	15.4	7.7
Consumer Staples	0.5	0.0	1.3	1.2
Energy	0.0	0.0	0.0	1.4
Financials	4.8	5.4	5.2	2.0
Healthcare	15.8	13.2	18.5	38.9
Industrials	6.1	5.0	19.5	2.7
Information Technology	38.2	41.6	25.4	32.6
Materials	3.0	4.0	1.8	1.8
Real Estate	1.0	1.3	4.7	0.0
Short-Term Investments and Net Other Assets	0.2	2.5	1.7	7.4
	100.0%	100.0%	100.0%	100.0%

† Based on net assets for each Fund.

THE ALGER INSTITUTIONAL FUNDS |

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Schedule of Investments October 31, 2019

COMMON STOCKS—98.6%	SHARES	VALUE
AEROSPACE & DEFENSE—2.8%
L3Harris Technologies, Inc.	39,050	$8,056,406
Raytheon Co.	80,912	17,170,336
The Boeing Co.	84,669	28,779,840
TransDigm Group, Inc.	63,668	33,507,194
United Technologies Corp.	52,436	7,528,761
		95,042,537
APPAREL ACCESSORIES & LUXURY GOODS—0.3%
Lululemon Athletica, Inc.*	56,556	11,552,694

APPLICATION SOFTWARE—8.8%
Adobe, Inc.*	404,325	112,374,047
Atlassian Corp., PLC, Cl. A*	25,504	3,080,628
Autodesk, Inc.*	125,096	18,434,147
Palantir Technologies, Inc., Cl. A*,@,(a)	239,030	1,374,423
salesforce.com, Inc.*	884,249	138,376,125
Workday, Inc., Cl. A*	124,998	20,269,676
		293,909,046
AUTO PARTS & EQUIPMENT—0.9%
Aptiv PLC	350,272	31,366,858

AUTOMOTIVE RETAIL—0.5%
O’Reilly Automotive, Inc.*	38,669	16,840,736

BIOTECHNOLOGY—3.0%
AbbVie, Inc.	228,463	18,174,232
Biogen, Inc.*	43,875	13,105,901
Sarepta Therapeutics, Inc.*	182,300	15,141,838
Vertex Pharmaceuticals, Inc.*	271,538	53,080,248
		99,502,219
CASINOS & GAMING—0.5%
Las Vegas Sands Corp.	266,687	16,491,924

DATA PROCESSING & OUTSOURCED SERVICES—9.3%
Fidelity National Information Services, Inc.	525,354	69,220,643
Fiserv, Inc.*	82,442	8,750,394
PayPal Holdings, Inc.*	567,945	59,123,075
Visa, Inc., Cl. A	975,371	174,454,856
		311,548,968
DIVERSIFIED BANKS—0.7%
Citigroup, Inc.	102,617	7,374,058
JPMorgan Chase & Co.	120,094	15,002,142
		22,376,200
DIVERSIFIED SUPPORT SERVICES—1.2%
Cintas Corp.	146,757	39,429,203

ENVIRONMENTAL & FACILITIES SERVICES—0.2%
Waste Management, Inc.	57,398	6,440,630

FINANCIAL EXCHANGES & DATA—2.5%
Intercontinental Exchange, Inc.	489,676	46,186,240

THE ALGER INSTITUTIONAL FUNDS |

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Schedule of Investments October 31, 2019 (Continued)

COMMON STOCKS—98.6% (CONT.)	SHARES	VALUE
FINANCIAL EXCHANGES & DATA—2.5% (CONT.)
S&P Global, Inc.	143,145	$36,929,979
		83,116,219
FOOTWEAR—1.5%
NIKE, Inc., Cl. B	545,715	48,868,778

GENERAL MERCHANDISE STORES—1.2%
Dollar Tree, Inc.*	368,337	40,664,405

HEALTHCARE EQUIPMENT—7.3%
Abbott Laboratories	835,712	69,873,880
Boston Scientific Corp.*	1,901,167	79,278,664
Danaher Corp.	538,209	74,175,964
DexCom, Inc.*	56,745	8,752,349
Intuitive Surgical, Inc.*	21,944	12,133,935
		244,214,792
HEALTHCARE TECHNOLOGY—0.2%
Veeva Systems, Inc., Cl. A*	45,546	6,459,789

HOME IMPROVEMENT RETAIL—1.1%
The Home Depot, Inc.	162,582	38,138,486

HYPERMARKETS & SUPER CENTERS—0.5%
Walmart, Inc.	155,875	18,277,903

INDUSTRIAL CONGLOMERATES—1.4%
Honeywell International, Inc.	272,233	47,022,806

INDUSTRIAL GASES—0.7%
Air Products & Chemicals, Inc.	114,038	24,319,744

INTERACTIVE MEDIA & SERVICES—9.4%
Alphabet, Inc., Cl. C*	115,691	145,783,386
Facebook, Inc., Cl. A*	838,445	160,687,984
Pinterest, Inc., Cl. A*	406,272	10,213,678
		316,685,048
INTERNET & DIRECT MARKETING RETAIL—12.1%
Alibaba Group Holding Ltd.#,*	617,354	109,067,931
Altaba, Inc.*,@,(a)	342,659	6,753,809
Amazon.com, Inc.*	157,373	279,598,314
MercadoLibre, Inc.*	21,332	11,125,065
		406,545,119
INTERNET SERVICES & INFRASTRUCTURE—0.5%
VeriSign, Inc.*	86,548	16,445,851

INVESTMENT BANKING & BROKERAGE—0.2%
Morgan Stanley	172,433	7,940,540

LIFE SCIENCES TOOLS & SERVICES—1.2%
Illumina, Inc.*	46,198	13,652,433
Thermo Fisher Scientific, Inc.	92,473	27,924,997
		41,577,430
MANAGED HEALTHCARE—1.7%
UnitedHealth Group, Inc.	219,900	55,568,730

THE ALGER INSTITUTIONAL FUNDS |

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Schedule of Investments October 31, 2019 (Continued)

COMMON STOCKS—98.6% (CONT.)	SHARES	VALUE
METAL & GLASS CONTAINERS—0.9%
Ball Corp.	447,272	$31,295,622

MOVIES & ENTERTAINMENT—1.7%
Netflix, Inc.*	48,641	13,979,910
The Walt Disney Co.	338,231	43,942,971
		57,922,881
PHARMACEUTICALS—2.4%
Allergan PLC	151,626	26,702,855
GW Pharmaceuticals PLC#,*	87,915	11,764,785
Novartis AG#	119,518	10,450,654
Zoetis, Inc., Cl. A	238,774	30,543,970
		79,462,264
PROPERTY & CASUALTY INSURANCE—1.4%
The Progressive Corp.	649,692	45,283,532

RAILROADS—0.5%
Union Pacific Corp.	106,046	17,546,371

RESTAURANTS—0.3%
Starbucks Corp.	99,968	8,453,294

SEMICONDUCTOR EQUIPMENT—1.2%
Applied Materials, Inc.	63,059	3,421,581
ASML Holding NV	25,927	6,792,096
Lam Research Corp.	113,413	30,739,460
		40,953,137
SEMICONDUCTORS—2.9%
Micron Technology, Inc.*	303,153	14,414,925
NVIDIA Corp.	117,366	23,592,913
NXP Semiconductors NV	465,364	52,902,580
Taiwan Semiconductor Manufacturing Co., Ltd.#	144,427	7,456,766
		98,367,184
SPECIALTY CHEMICALS—1.4%
The Sherwin-Williams Co.	83,599	47,845,380

SYSTEMS SOFTWARE—10.5%
Microsoft Corp.	2,357,707	338,024,453
ServiceNow, Inc.*	52,439	12,966,067
		350,990,520
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—4.8%
Apple, Inc.	651,154	161,981,069

WIRELESS TELECOMMUNICATION SERVICES—0.9%
T-Mobile US, Inc.*	352,315	29,122,358

TOTAL COMMON STOCKS (Cost $2,209,811,843)		3,309,570,267

PREFERRED STOCKS—0.2%	SHARES	VALUE
APPLICATION SOFTWARE—0.2%
Palantir Technologies, Inc., Cl. B*,@,(a)	974,841	5,605,336

THE ALGER INSTITUTIONAL FUNDS |

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND

Schedule of Investments October 31, 2019 (Continued)

PREFERRED STOCKS—0.2% (CONT.)	SHARES	VALUE
APPLICATION SOFTWARE—0.2% (CONT.)
Palantir Technologies, Inc., Cl. D*,@,(a)	127,007	$730,290
		6,335,626
TOTAL PREFERRED STOCKS (Cost $7,275,902)		6,335,626

REAL ESTATE INVESTMENT TRUST—1.0%	SHARES	VALUE
SPECIALIZED—1.0%
Crown Castle International Corp.	235,103	32,629,945
(Cost $27,234,093)		32,629,945
Total Investments (Cost $2,244,321,838)	99.8%	$3,348,535,838
Unaffiliated Securities (Cost $2,244,321,838)		3,348,535,838
Other Assets in Excess of Liabilities	0.2%	6,991,858
NET ASSETS	100.0%	$3,355,527,696

#                 American Depositary Receipts.

(a)         Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.

*                 Non-income producing security.

@            Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2019
Altaba, Inc.	10/24/18	$986,137	0.03%	$1,105,632	0.03%
Altaba, Inc.	10/25/18	1,506,214	0.04%	1,680,731	0.05%
Altaba, Inc.	10/29/18	1,458,917	0.04%	1,695,178	0.05%
Altaba, Inc.	10/30/18	1,034,749	0.03%	1,224,957	0.04%
Altaba, Inc.	10/31/18	767,835	0.02%	865,289	0.02%
Altaba, Inc.	11/6/18	165,940	0.00%	182,022	0.01%
Palantir Technologies, Inc., Cl. A	10/7/14	1,555,368	0.05%	1,374,423	0.04%
Palantir Technologies, Inc., Cl. B	10/7/14	6,437,297	0.22%	5,605,336	0.17%
Palantir Technologies, Inc., Cl. D	10/14/14	838,605	0.03%	730,290	0.02%
Total				$14,463,858	0.43%

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS | ALGER FOCUS EQUITY FUND

Schedule of Investments October 31, 2019

COMMON STOCKS—96.2%	SHARES	VALUE
AEROSPACE & DEFENSE—2.1%
The Boeing Co.	12,424	$4,223,042
TransDigm Group, Inc.	14,752	7,763,682
		11,986,724
APPLICATION SOFTWARE—9.8%
Adobe, Inc.*	74,986	20,840,859
Anaplan, Inc.*	18,192	858,662
Avalara, Inc.*	81,080	5,756,680
salesforce.com, Inc.*	186,629	29,205,573
		56,661,774
AUTO PARTS & EQUIPMENT—1.0%
Aptiv PLC	66,241	5,931,882

AUTOMOTIVE RETAIL—0.4%
Carvana Co., Cl. A*	27,672	2,243,646

BIOTECHNOLOGY—1.8%
Sarepta Therapeutics, Inc.*	17,620	1,463,517
Vertex Pharmaceuticals, Inc.*	47,710	9,326,351
		10,789,868
DATA PROCESSING & OUTSOURCED SERVICES—11.9%
Fidelity National Information Services, Inc.	192,166	25,319,792
PayPal Holdings, Inc.*	140,365	14,611,997
Visa, Inc., Cl. A	163,765	29,291,008
		69,222,797
DIVERSIFIED BANKS—0.3%
Citigroup, Inc.	27,603	1,983,552

DIVERSIFIED SUPPORT SERVICES—1.4%
Cintas Corp.	29,667	7,970,633

FINANCIAL EXCHANGES & DATA—2.3%
S&P Global, Inc.	52,992	13,671,406

GENERAL MERCHANDISE STORES—1.3%
Dollar Tree, Inc.*	68,304	7,540,762

HEALTHCARE EQUIPMENT—8.1%
Abbott Laboratories	204,907	17,132,273
Boston Scientific Corp.*	335,551	13,992,477
Danaher Corp.	99,058	13,652,174
DexCom, Inc.*	15,157	2,337,816
		47,114,740
HOME IMPROVEMENT RETAIL—0.8%
The Home Depot, Inc.	19,564	4,589,323

INDUSTRIAL CONGLOMERATES—0.7%
Honeywell International, Inc.	25,102	4,335,868

INDUSTRIAL GASES—0.6%
Air Products & Chemicals, Inc.	16,150	3,444,149

INTERACTIVE HOME ENTERTAINMENT—0.4%
Activision Blizzard, Inc.	42,895	2,403,407

THE ALGER INSTITUTIONAL FUNDS | ALGER FOCUS EQUITY FUND

Schedule of Investments October 31, 2019 (Continued)

COMMON STOCKS—96.2% (CONT.)	SHARES	VALUE
INTERACTIVE MEDIA & SERVICES—9.4%
Alphabet, Inc., Cl. C*	16,650	$20,980,832
Facebook, Inc., Cl. A*	144,885	27,767,210
Pinterest, Inc., Cl. A*	242,484	6,096,048
		54,844,090
INTERNET & DIRECT MARKETING RETAIL—12.3%
Alibaba Group Holding Ltd.#,*	152,794	26,994,116
Amazon.com, Inc.*	25,133	44,652,795
		71,646,911
INVESTMENT BANKING & BROKERAGE—1.1%
Morgan Stanley	134,734	6,204,501

LIFE SCIENCES TOOLS & SERVICES—1.0%
Illumina, Inc.*	7,971	2,355,590
Thermo Fisher Scientific, Inc.	10,653	3,216,993
		5,572,583
MANAGED HEALTHCARE—1.6%
UnitedHealth Group, Inc.	35,740	9,031,498

METAL & GLASS CONTAINERS—0.9%
Ball Corp.	71,905	5,031,193

MOVIES & ENTERTAINMENT—1.2%
Live Nation Entertainment, Inc.*	70,316	4,957,278
Netflix, Inc.*	7,123	2,047,221
		7,004,499
PHARMACEUTICALS —0.7%
GW Pharmaceuticals PLC#,*	28,420	3,803,164

PROPERTY & CASUALTY INSURANCE—1.7%
The Progressive Corp.	142,461	9,929,532

RAILROADS—0.8%
Union Pacific Corp.	27,814	4,602,104

RESTAURANTS—0.2%
McDonald’s Corp.	5,390	1,060,213

SEMICONDUCTOR EQUIPMENT—1.4%
Applied Materials, Inc.	109,161	5,923,076
ASML Holding NV	5,399	1,414,376
Lam Research Corp.	4,096	1,110,180
		8,447,632
SEMICONDUCTORS—3.6%
NVIDIA Corp.	28,132	5,655,095
NXP Semiconductors NV	132,103	15,017,469
		20,672,564
SPECIALTY CHEMICALS—2.5%
The Sherwin-Williams Co.	25,157	14,397,854

SYSTEMS SOFTWARE—9.9%
Microsoft Corp.	398,703	57,162,048

THE ALGER INSTITUTIONAL FUNDS | ALGER FOCUS EQUITY FUND

Schedule of Investments October 31, 2019 (Continued)

COMMON STOCKS—96.2% (CONT.)	SHARES	VALUE
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—5.0%
Apple, Inc.	115,702	$28,782,030
TOTAL COMMON STOCKS (Cost $476,535,672)		558,082,947

PREFERRED STOCKS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	76,825	81,434
(Cost $345,713)		81,434

REAL ESTATE INVESTMENT TRUST—1.3%	SHARES	VALUE
SPECIALIZED—1.3%
Crown Castle International Corp.	52,528	7,290,361
(Cost $6,867,816)		7,290,361
Total Investments (Cost $483,749,201)	97.5%	$565,454,742
Affiliated Securities (Cost $345,713)		81,434
Unaffiliated Securities (Cost $483,403,488)		565,373,308
Other Assets in Excess of Liabilities	2.5%	14,657,502
NET ASSETS	100.0%	$580,112,244

#                 American Depositary Receipts.

(a)         Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.

(b)         Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.

*                 Non-income producing security.

@            Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2019
Prosetta Biosciences, Inc., Series D	2/6/15	$345,713	0.80%	$81,434	0.01%
Total				$81,434	0.01%

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS | ALGER MID CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments October 31, 2019

COMMON STOCKS—91.6%	SHARES	VALUE
AEROSPACE & DEFENSE—4.3%
Arconic, Inc.	33,309	$914,998
HEICO Corp.	5,234	645,562
L3Harris Technologies, Inc.	3,116	642,862
Mercury Systems, Inc.*	11,835	871,766
TransDigm Group, Inc.	1,900	999,932
		4,075,120
AIR FREIGHT & LOGISTICS—1.0%
XPO Logistics, Inc.*	12,233	934,601

APPAREL ACCESSORIES & LUXURY GOODS—2.1%
Levi Strauss & Co., Cl. A	24,034	428,286
Lululemon Athletica, Inc.*	7,529	1,537,949
		1,966,235
APPAREL RETAIL —1.7%
Burlington Stores, Inc.*	8,490	1,631,523

APPLICATION SOFTWARE—9.6%
Anaplan, Inc.*	13,978	659,762
ANSYS, Inc.*	2,259	497,319
Aspen Technology, Inc.*	8,267	951,614
Atlassian Corp., PLC, Cl. A*	7,572	914,622
Avalara, Inc.*	23,222	1,648,762
Benefitfocus, Inc.*	19,167	435,762
Cadence Design Systems, Inc.*	10,733	701,402
Dropbox, Inc., Cl. A*	25,489	505,192
Fair Isaac Corp.*	2,321	705,677
Palantir Technologies, Inc., Cl. A*,@,(a)	12,426	71,450
Paycom Software, Inc.*	4,533	958,865
PTC, Inc.*	14,509	970,796
		9,021,223
AUTO PARTS & EQUIPMENT—0.8%
Aptiv PLC	8,442	755,981

AUTOMOTIVE RETAIL—1.7%
O’Reilly Automotive, Inc.*	3,548	1,545,189

BIOTECHNOLOGY—3.3%
Alexion Pharmaceuticals, Inc.*	3,535	372,589
Genmab AS#,*	29,650	647,853
Neurocrine Biosciences, Inc.*	4,136	411,491
Repligen Corp.*	8,412	668,669
Sarepta Therapeutics, Inc.*	7,439	617,883
Seattle Genetics, Inc.*	3,165	339,921
		3,058,406
BROADCASTING—0.4%
Discovery, Inc., Cl. A*	13,507	364,081

CABLE & SATELLITE—0.8%
Altice USA, Inc., Cl. A*	23,439	725,437

COMMUNICATIONS EQUIPMENT—1.0%
Motorola Solutions, Inc.	5,578	927,733

THE ALGER INSTITUTIONAL FUNDS | ALGER MID CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments October 31, 2019 (Continued)

COMMON STOCKS—91.6% (CONT.)	SHARES	VALUE
CONSTRUCTION MATERIALS—1.0%
Vulcan Materials Co.	6,680	$954,372

CONSUMER ELECTRONICS—0.8%
Garmin Ltd.	8,147	763,781

DATA PROCESSING & OUTSOURCED SERVICES—6.5%
Fidelity National Information Services, Inc.	8,952	1,179,516
Fiserv, Inc.*	23,427	2,486,541
Global Payments, Inc.	11,336	1,917,824
Square, Inc., Cl. A*	7,592	466,377
		6,050,258
DIVERSIFIED SUPPORT SERVICES—3.5%
Cintas Corp.	5,994	1,610,408
IAA, Inc.*	26,276	1,002,429
KAR Auction Services, Inc.	25,244	627,566
		3,240,403
EDUCATION SERVICES—1.4%
Bright Horizons Family Solutions, Inc.*	9,096	1,350,938

ELECTRICAL COMPONENTS & EQUIPMENT—2.9%
AMETEK, Inc.	14,804	1,356,787
Rockwell Automation, Inc.	2,774	477,100
Sunrun, Inc.*	54,732	850,535
		2,684,422
ELECTRONIC EQUIPMENT & INSTRUMENTS—2.1%
Cognex Corp.	19,324	994,993
Trimble, Inc.*	25,039	997,554
		1,992,547
ENVIRONMENTAL & FACILITIES SERVICES—2.0%
Waste Connections, Inc.	20,690	1,911,756

FINANCIAL EXCHANGES & DATA—2.7%
MarketAxess Holdings, Inc.	4,217	1,554,344
Tradeweb Markets, Inc., Cl. A	22,620	944,385
		2,498,729
FOOD DISTRIBUTORS—1.0%
US Foods Holding Corp.*	23,588	935,736

GENERAL MERCHANDISE STORES—1.5%
Dollar Tree, Inc.*	13,048	1,440,499

HEALTHCARE EQUIPMENT—5.0%
ABIOMED, Inc.*	1,501	311,578
DexCom, Inc.*	9,679	1,492,889
IDEXX Laboratories, Inc.*	3,288	937,113
Insulet Corp.*	7,034	1,022,181
Masimo Corp.*	4,255	620,336
Tandem Diabetes Care, Inc.*	4,893	301,311
		4,685,408
HEALTHCARE SERVICES—1.0%
Guardant Health, Inc.*	13,796	958,822

THE ALGER INSTITUTIONAL FUNDS | ALGER MID CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments October 31, 2019 (Continued)

COMMON STOCKS—91.6% (CONT.)	SHARES	VALUE
HEALTHCARE TECHNOLOGY—1.4%
Phreesia, Inc.*	9,866	$292,330
Teladoc Health, Inc.*	3,661	280,433
Veeva Systems, Inc., Cl. A*	5,113	725,176
		1,297,939
HOMEFURNISHING RETAIL—1.4%
Bed Bath & Beyond, Inc.	94,539	1,295,184

INDUSTRIAL MACHINERY—0.9%
Lincoln Electric Holdings, Inc.	8,943	801,025

INSURANCE BROKERS—0.7%
eHealth, Inc.*	9,867	681,218

INTERACTIVE HOME ENTERTAINMENT—0.8%
Take-Two Interactive Software, Inc.*	6,170	742,560

INTERACTIVE MEDIA & SERVICES—2.5%
IAC/InterActiveCorp.*	3,176	721,746
Pinterest, Inc., Cl. A*	65,113	1,636,941
		2,358,687
INTERNET & DIRECT MARKETING RETAIL—0.5%
MercadoLibre, Inc.*	823	429,211

INTERNET SERVICES & INFRASTRUCTURE—1.5%
Akamai Technologies, Inc.*	5,383	465,630
VeriSign, Inc.*	5,096	968,341
		1,433,971
LEISURE FACILITIES— 0.8%
Planet Fitness, Inc., Cl. A*	11,936	759,846

LIFE SCIENCES TOOLS & SERVICES—2.5%
Adaptive Biotechnologies Corp.*	3,688	96,128
Bio-Techne Corp.	6,821	1,419,927
Lonza Group AG*	885	318,967
NanoString Technologies, Inc.*	19,433	439,186
Personalis, Inc.*	6,109	63,289
		2,337,497
MANAGED HEALTHCARE—0.7%
Centene Corp.*	11,508	610,845

METAL & GLASS CONTAINERS—0.8%
Ball Corp.	10,646	744,901

MOVIES & ENTERTAINMENT—2.0%
Live Nation Entertainment, Inc.*	26,838	1,892,079

PACKAGED FOODS & MEATS—0.3%
Lamb Weston Holdings, Inc.	3,789	295,694

PHARMACEUTICALS— 2.9%
Aerie Pharmaceuticals, Inc.*	26,180	580,934
Fulcrum Therapeutics, Inc.*	6,518	40,868
GW Pharmaceuticals PLC#,*	8,838	1,182,701
Zoetis, Inc., Cl. A	7,393	945,713
		2,750,216

THE ALGER INSTITUTIONAL FUNDS | ALGER MID CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments October 31, 2019 (Continued)

COMMON STOCKS—91.6% (CONT.)	SHARES	VALUE
PROPERTY & CASUALTY INSURANCE—1.0%
The Progressive Corp.	13,222	$921,573

REGIONAL BANKS—0.8%
SVB Financial Group*	3,439	761,670

RESEARCH & CONSULTING SERVICES—3.8%
CoStar Group, Inc.*	2,150	1,181,468
IHS Markit Ltd.*	11,932	835,479
Verisk Analytics, Inc., Cl. A	10,492	1,518,192
		3,535,139
RESTAURANTS—2.7%
Chipotle Mexican Grill, Inc., Cl. A*	390	303,482
Shake Shack, Inc., Cl. A*	18,206	1,497,990
Wingstop, Inc.	8,566	714,661
		2,516,133
SEMICONDUCTOR EQUIPMENT—1.0%
KLA Corp.	5,722	967,247

SEMICONDUCTORS—2.9%
Advanced Micro Devices, Inc.*	47,408	1,608,553
Micron Technology, Inc.*	8,094	384,870
Xilinx, Inc.	7,795	707,318
		2,700,741
SYSTEMS SOFTWARE—0.5%
Proofpoint, Inc.*	3,929	453,289

TRADING COMPANIES & DISTRIBUTORS—0.5%
MSC Industrial Direct Co., Inc., Cl. A	6,528	477,915

TRUCKING—0.6%
Old Dominion Freight Line, Inc.	2,927	532,948

TOTAL COMMON STOCKS (Cost $76,889,751)		85,770,728

PREFERRED STOCKS—0.5%	SHARES	VALUE
APPLICATION SOFTWARE—0.3%
Palantir Technologies, Inc., Cl. B*,@,(a)	50,675	291,381

BIOTECHNOLOGY—0.2%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	166,009	175,970
TOTAL PREFERRED STOCKS (Cost $1,081,669)		467,351

RIGHTS—1.5%	SHARES	VALUE
BIOTECHNOLOGY—1.5%
Tolero CDR*,@,(a),(c)	422,928	1,366,057
(Cost $226,186)		1,366,057

REAL ESTATE INVESTMENT TRUST—4.7%	SHARES	VALUE
HEALTHCARE—1.0%
Welltower, Inc.	10,674	968,025

INDUSTRIAL—1.1%
Americold Realty Trust	13,047	523,055

THE ALGER INSTITUTIONAL FUNDS | ALGER MID CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments October 31, 2019 (Continued)

REAL ESTATE INVESTMENT TRUST—4.7% (CONT.)	SHARES	VALUE
INDUSTRIAL—1.1% (CONT.)
Rexford Industrial Realty, Inc.	10,081	$484,795
		1,007,850
RESIDENTIAL—0.6%
Equity LifeStyle Properties, Inc.	8,248	576,865

SPECIALIZED—2.0%
Crown Castle International Corp.	13,795	1,914,608

TOTAL REAL ESTATE INVESTMENT TRUST (Cost $3,403,228)		4,467,348
Total Investments (Cost $81,600,834)	98.3%	$92,071,484
Affiliated Securities (Cost $747,040)		175,970
Unaffiliated Securities (Cost $80,853,794)		91,895,514
Other Assets in Excess of Liabilities	1.7%	1,563,775
NET ASSETS	100.0%	$93,635,259

#                 American Depositary Receipts.

(a)         Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.

(b)         Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.

(c)          Contingent Deferred Rights.

*                 Non-income producing security.

@            Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2019
Palantir Technologies, Inc., Cl. A	10/7/14	$80,856	0.05%	$71,450	0.07%
Palantir Technologies, Inc., Cl. B	10/7/14	334,629	0.22%	291,381	0.31%
Prosetta Biosciences, Inc., Series D	2/6/15	747,040	0.50%	175,970	0.19%
Toler o CDR	2/6/17	226,186	0.23%	1,366,057	1.46%
Total				$1,904,858	2.03%

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALL CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments October 31, 2019

COMMON STOCKS—91.4%	SHARES	VALUE
AEROSPACE & DEFENSE—2.2%
Hexcel Corp.	10,889	$812,537
Mercury Systems, Inc.*	33,573	2,472,987
		3,285,524
APPAREL ACCESSORIES & LUXURY GOODS—1.0%
Canada Goose Holdings, Inc.*	28,243	1,181,405
Levi Strauss & Co., Cl. A	22,123	394,232
		1,575,637
APPAREL RETAIL—1.9%
Burlington Stores, Inc.*	14,864	2,856,415

APPLICATION SOFTWARE—22.0%
ACI Worldwide, Inc.*	97,206	3,051,296
Avalara, Inc.*	65,300	4,636,300
Blackbaud, Inc.	40,082	3,364,884
Blackline, Inc.*	17,698	827,205
Coupa Software, Inc.*	10,182	1,399,923
Everbridge, Inc.*	26,836	1,865,370
Guidewire Software, Inc.*	18,362	2,070,132
HubSpot, Inc.*	19,849	3,078,580
Manhattan Associates, Inc.*	20,283	1,520,211
Medallia, Inc.*	1,999	58,131
MicroStrategy, Inc., Cl. A*	8,809	1,349,979
Paycom Software, Inc.*	14,200	3,003,726
Q2 Holdings, Inc.*	33,968	2,428,372
Smartsheet, Inc., Cl. A*	27,051	1,065,809
SPS Commerce, Inc.*	28,186	1,487,375
Tyler Technologies, Inc.*	8,580	2,303,902
		33,511,195
ASSET MANAGEMENT & CUSTODY BANKS—0.9%
WisdomTree Investments, Inc.	263,481	1,346,388

BIOTECHNOLOGY—3.8%
CareDx, Inc.*	99,820	2,616,282
Exact Sciences Corp.*	14,114	1,227,918
Portola Pharmaceuticals, Inc.*	22,736	657,298
Repligen Corp.*	15,441	1,227,405
		5,728,903
DIVERSIFIED SUPPORT SERVICES—0.5%
IAA, Inc.*	18,543	707,415

ELECTRONIC COMPONENTS—0.8%
Dolby Laboratories, Inc., Cl. A	19,841	1,276,372

ELECTRONIC EQUIPMENT & INSTRUMENTS—1.8%
Cognex Corp.	52,792	2,718,260

FINANCIAL EXCHANGES & DATA—0.6%
Tradeweb Markets, Inc., Cl. A	20,628	861,219

GENERAL MERCHANDISE STORES—0.4%
Ollie’s Bargain Outlet Holdings, Inc.*	10,163	649,212

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALL CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments October 31, 2019 (Continued)

COMMON STOCKS—91.4% (CONT.)	SHARES	VALUE
HEALTHCARE EQUIPMENT—12.9%
ABIOMED, Inc.*	11,292	$2,343,993
Cantel Medical Corp.	47,137	3,435,816
CryoPort, Inc.*	51,235	718,827
DexCom, Inc.*	16,556	2,553,597
Inmode Ltd.*	13,071	402,064
Inogen, Inc.*	19,406	1,056,366
Insulet Corp.*	42,979	6,245,708
Tandem Diabetes Care, Inc.*	46,011	2,833,357
		19,589,728
HEALTHCARE SERVICES—0.5%
Guardant Health, Inc.*	11,266	782,987

HEALTHCARE SUPPLIES—6.5%
Neogen Corp.*	66,075	4,298,840
Quidel Corp.*	92,794	5,279,978
SmileDirectClub, Inc., Cl. A*	23,566	275,604
		9,854,422
HEALTHCARE TECHNOLOGY—6.3%
Teladoc Health, Inc.*	17,855	1,367,693
Veeva Systems, Inc., Cl. A*	45,649	6,474,397
Vocera Communications, Inc.*	90,679	1,806,326
		9,648,416
HYPERMARKETS & SUPER CENTERS—1.1%
BJ’s Wholesale Club Holdings, Inc.*	62,064	1,657,109

INSURANCE BROKERS—0.5%
eHealth, Inc.*	10,124	698,961

INTERACTIVE HOME ENTERTAINMENT—1.0%
Take-Two Interactive Software, Inc.*	12,979	1,562,023

INTERACTIVE MEDIA & SERVICES—1.0%
Pinterest, Inc., Cl. A*	62,146	1,562,350

INTERNET SERVICES & INFRASTRUCTURE—2.0%
Shopify, Inc., Cl. A*	9,843	3,086,470

IT CONSULTING & OTHER SERVICES—3.1%
InterXion Holding NV*	53,583	4,727,092

LEISURE FACILITIES— 0.8%
Planet Fitness, Inc., Cl. A*	19,538	1,243,789

LIFE SCIENCES TOOLS & SERVICES—6.5%
Bio-Techne Corp.	30,506	6,350,434
NanoString Technologies, Inc.*	72,710	1,643,246
Personalis, Inc.*	5,200	53,872
PRA Health Sciences, Inc.*	18,835	1,840,368
		9,887,920
MANAGED HEALTHCARE—0.9%
HealthEquity, Inc.*	25,085	1,424,577

MOVIES & ENTERTAINMENT—2.3%
Live Nation Entertainment, Inc.*	49,721	3,505,331

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALL CAP GROWTH INSTITUTIONAL FUND

Schedule of Investments October 31, 2019 (Continued)

COMMON STOCKS—91.4% (CONT.)	SHARES	VALUE
OIL & GAS EQUIPMENT & SERVICES—0.8%
DMC Global, Inc.	26,178	$1,171,204

OIL & GAS EXPLORATION & PRODUCTION—0.6%
Magnolia Oil & Gas Corp., Cl. A*	90,427	887,993

PERSONAL PRODUCTS—0.1%
elf Beauty, Inc.*	7,007	117,718

PHARMACEUTICALS—0.3%
Aerie Pharmaceuticals, Inc.*	24,398	541,392

RESTAURANTS—2.7%
Shake Shack, Inc., Cl. A*	34,497	2,838,413
Wingstop, Inc.	15,586	1,300,340
		4,138,753
SEMICONDUCTORS—0.8%
Universal Display Corp.	6,402	1,281,552

SPECIALTY CHEMICALS—1.8%
Balchem Corp.	27,741	2,807,667

SPECIALTY STORES—0.9%
Five Below, Inc.*	10,837	1,355,817

SYSTEMS SOFTWARE—2.1%
Proofpoint, Inc.*	27,683	3,193,788

TOTAL COMMON STOCKS (Cost $75,880,551)		139,243,599

PREFERRED STOCKS—0.1%	SHARES	VALUE
BIOTECHNOLOGY—0.1%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	133,263	141,259
(Cost $599,684)		141,259

RIGHTS—1.1%	SHARES	VALUE
BIOTECHNOLOGY—1.1%
Tolero CDR*,@,(b),(c)	528,559	1,707,246
(Cost $285,725)		1,707,246
Total Investments (Cost $76,765,960)	92.6%	$141,092,104
Affiliated Securities (Cost $599,684)		141,259
Unaffiliated Securities (Cost $76,166,276)		140,950,845
Other Assets in Excess of Liabilities	7.4%	11,313,495
NET ASSETS	100.0%	$152,405,599

(a)         Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.

(b)         Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.

(c)          Contingent Deferred Rights.

*                 Non-income producing security.

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALL CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments October 31, 2019 (Continued)

@            Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2019
Prosetta Biosciences, Inc., Series D	2/6/15	$599,684	0.10%	$141,259	0.09%
Toler o CDR	2/6/17	285,725	0.16%	1,707,246	1.12%
Total				$1,848,505	1.21%

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Assets and Liabilities October 31, 2019

	Alger Capital
	Appreciation	Alger Focus Equity
	Institutional Fund	Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$3,348,535,838	$565,373,308
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	—	81,434
Cash and cash equivalents	6,374,571	13,369,223
Receivable for investment securities sold	28,830,582	5,250,059
Receivable for shares of beneficial interest sold	1,428,390	888,996
Dividends and interest receivable	832,752	137,824
Receivable from Investment Manager	24,846	1,987
Prepaid expenses	136,009	46,285
Total Assets	3,386,162,988	585,149,116

LIABILITIES:
Payable for investment securities purchased	15,504,606	4,377,609
Payable for shares of beneficial interest redeemed	10,823,433	200,393
Accrued investment advisory fees	2,086,245	248,231
Accrued transfer agent fees	1,096,278	56,810
Accrued distribution fees	221,956	41,713
Accrued administrative fees	77,324	13,127
Accrued shareholder servicing fees	535,799	14,142
Accrued shareholder administrative fees	28,118	5,260
Accrued trustee fees	9,686	1,619
Accrued other expenses	251,847	77,968
Total Liabilities	30,635,292	5,036,872
NET ASSETS	$3,355,527,696	$580,112,244
NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	1,952,876,942	493,694,246
Distributable earnings	1,402,650,754	86,417,998
NET ASSETS	$3,355,527,696	$580,112,244

* Identified cost	$2,244,321,838	(a)	$483,403,488	(b)
** Identified cost	$—		$345,713	(b)

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Assets and Liabilities October 31, 2019 (Continued)

	Alger Capital
	Appreciation	Alger Focus Equity
	Institutional Fund	Fund
NET ASSETS BY CLASS:
Class A	$—	$53,533,184
Class C	$—	$37,168,709
Class I	$2,028,573,993	$68,705,069
Class R	$525,018,449	$—
Class Y	$337,298,758	$69,175,029
Class Z	$—	$351,530,253
Class Z-2	$464,636,496	$—
SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	—	1,434,033
Class C	—	1,052,846
Class I	57,249,140	1,828,975
Class R	16,906,681	—
Class Y	9,406,100	1,806,737
Class Z	—	9,199,693
Class Z-2	12,970,140	—
NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$—	$37.33
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$—	$39.40
Class C — Net Asset Value Per Share Class C	$—	$35.30
Class I — Net Asset Value Per Share Class I	$35.43	$37.56
Class R — Net Asset Value Per Share Class R	$31.05	$—
Class Y — Net Asset Value Per Share Class Y	$35.86	$38.29
Class Z — Net Asset Value Per Share Class Z	$—	$38.21
Class Z-2 — Net Asset Value Per Share Class Z-2	$35.82	$—

See Notes to Financial Statements.

(a)         At October 31, 2019, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $2,277,849,305, amounted to $1,070,686,533 which consisted of aggregate gross unrealized appreciation of $1,111,819,667 and aggregate gross unrealized depreciation of $41,133,134.

(b)         At October 31, 2019, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $492,158,983, amounted to $73,295,759 which consisted of aggregate gross unrealized appreciation of $83,759,713 and aggregate gross unrealized depreciation of $10,463,954.

THE ALGER INSTITUTIONAL FUNDS

Statements of Assets and Liabilities October 31, 2019 (Continued)

	Alger Mid Cap	Alger Small Cap
	Growth Institutional	Growth Institutional
	Fund	Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$91,895,514	$140,950,845
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	175,970	141,259
Cash and cash equivalents	1,932,851	11,492,334
Receivable for investment securities sold	3,369,583	4,939,631
Receivable for shares of beneficial interest sold	35,651	122,416
Dividends and interest receivable	11,460	64,392
Receivable from Investment Manager	284	52
Prepaid expenses	42,899	22,676
Total Assets	97,464,212	157,733,605

LIABILITIES:
Payable for investment securities purchased	3,474,114	4,944,194
Payable for shares of beneficial interest redeemed	159,485	98,005
Accrued investment advisory fees	60,582	105,904
Accrued transfer agent fees	41,791	68,997
Accrued distribution fees	3,459	3,687
Accrued administrative fees	2,192	3,596
Accrued shareholder servicing fees	17,263	22,416
Accrued shareholder administrative fees	797	1,307
Accrued trustee fees	281	468
Accrued other expenses	68,989	79,432
Total Liabilities	3,828,953	5,328,006
NET ASSETS	$93,635,259	$152,405,599
NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	76,789,164	65,218,913
Distributable earnings	16,846,095	87,186,686
NET ASSETS	$93,635,259	$152,405,599

* Identified cost	$80,853,794	(a)	$76,166,276	(b)
** Identified cost	$747,040	(a)	$599,684	(b)

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Assets and Liabilities October 31, 2019 (Continued)

	Alger Mid Cap	Alger Small Cap
	Growth Institutional	Growth Institutional
	Fund	Fund
NET ASSETS BY CLASS:
Class I	$73,274,245	$95,852,792
Class R	$7,951,541	$8,689,879
Class Z-2	$12,409,473	$47,862,928

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class I	2,360,856	4,460,114
Class R	283,397	497,195
Class Z-2	396,351	2,199,977

NET ASSET VALUE PER SHARE:
Class I — Net Asset Value Per Share Class I	$31.04	$21.49
Class R — Net Asset Value Per Share Class R	$28.06	$17.48
Class Z-2 — Net Asset Value Per Share Class Z-2	$31.31	$21.76

See Notes to Financial Statements.

(a)         At October 31, 2019, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $82,464,396, amounted to $9,607,088 which consisted of aggregate gross unrealized appreciation of $12,528,157 and aggregate gross unrealized depreciation of $2,921,069.

(b)         At October 31, 2019, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $80,777,894, amounted to $60,314,210 which consisted of aggregate gross unrealized appreciation of $67,174,027 and aggregate gross unrealized depreciation of $6,859,817.

THE ALGER INSTITUTIONAL FUNDS

Statements of Operations for the year ended October 31, 2019

	Alger Capital
	Appreciation	Alger Focus Equity
	Institutional Fund	Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$30,709,752	$4,278,695
Interest	1,238,261	255,657
Total Income	31,948,013	4,534,352

EXPENSES:
Investment advisory fees — Note 3(a)	25,099,350	2,448,103
Distribution fees — Note 3(c)
Class A	—	114,908
Class C	—	329,139
Class R	2,787,568	—
Shareholder servicing fees — Note 3(k)	6,723,491	117,697
Shareholder administrative fees — Note 3(f)	339,995	52,206
Administration fees — Note 3(b)	934,987	129,467
Custodian fees	151,603	78,978
Interest expenses	8,559	—
Transfer agent fees — Note 3(f)	2,209,930	167,601
Printing fees	220,540	55,245
Professional fees	163,200	47,970
Registration fees	105,975	100,121
Trustee fees — Note 3(g)	119,136	17,403
Fund accounting fees	456,767	79,018
Other expenses	240,133	28,651
Total Expenses	39,561,234	3,766,507
Less, expense reimbursements/waivers — Note 3(a)	(216,203)	(30,791)
Net Expenses	39,345,031	3,735,716
NET INVESTMENT INCOME (LOSS)	(7,397,018)	798,636

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments	326,018,535	6,761,735
Net realized gain (loss) on foreign currency	1,661	(8,463)
transactions Net change in unrealized appreciation on unaffiliated investments	155,497,636	66,711,276
Net change in unrealized (depreciation) on affiliated investments	—	(159,796)
Net realized and unrealized gain on investments and foreign currency	481,517,832	73,304,752
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$474,120,814	$74,103,388

* Foreign withholding taxes	$136,905	$13,396

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Operations for the year ended October 31, 2019 (Continued)

	Alger Mid Cap	Alger Small Cap
	Growth Institutional	Growth Institutional
	Fund	Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$649,147	$302,068
Interest	18,802	44,157
Total Income	667,949	346,225

EXPENSES:
Investment advisory fees — Note 3(a)	777,219	1,456,441
Distribution fees — Note 3(c)
Class R	48,466	46,251
Shareholder servicing fees — Note 3(k)	219,933	326,860
Shareholder administrative fees — Note 3(f)	10,226	17,980
Administration fees — Note 3(b)	28,123	49,447
Custodian fees	64,903	52,772
Interest expenses	2,161	11,332
Transfer agent fees — Note 3(f)	82,096	153,263
Printing fees	7,822	36,516
Professional fees	56,644	55,630
Registration fees	43,785	46,001
Trustee fees — Note 3(g)	3,577	6,228
Fund accounting fees	26,475	36,621
Other expenses	23,652	28,218
Total Expenses	1,395,082	2,323,560
Less, expense reimbursements/waivers — Note 3(a)	(5,183)	(15,866)
Net Expenses	1,389,899	2,307,694
NET INVESTMENT LOSS	(721,950)	(1,961,469)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments	7,149,066	27,488,680
Net realized (loss) on foreign currency transactions	(351)	—
Net change in unrealized appreciation (depreciation) on unaffiliated investments	5,087,834	(6,526,856)
Net change in unrealized (depreciation) on affiliated investments	(345,298)	(277,187)
Net realized and unrealized gain on investments and foreign currency	11,891,251	20,684,637
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,169,301	$18,723,168

* Foreign withholding taxes	$707	$—

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Changes in Net Assets

	Alger Capital Appreciation Institutional Fund
	For the Year	For the Year
	Ended October	Ended October
	31, 2019	31, 2018
Net investment loss	$(7,397,018)	$(6,666,406)
Net realized gain on investments and foreign currency	326,020,196	404,392,712
Net change in unrealized appreciation (depreciation) on investments and foreign currency	155,497,636	(92,086,299)
Net increase in net assets resulting from operations	474,120,814	305,640,007

Dividends and distributions to shareholders:
Class I	(228,361,283)	(155,695,093)
Class R	(65,649,382)	(45,926,496)
Class Y	(17,935,797)	(6,401,127)
Class Z-2	(46,762,552)	(28,017,833)
Total dividends and distributions to shareholders	(358,709,014)	(236,040,549)

Increase (decrease) from shares of beneficial interest transactions:
Class I	(296,028,131)	(244,851,310)
Class R	(80,504,650)	(67,006,545)
Class Y	150,764,298	68,027,078
Class Z-2	(17,949,353)	17,242,397
Net decrease from shares of beneficial interest transactions — Note 6	(243,717,836)	(226,588,380)
Total decrease	(128,306,036)	(156,988,922)

Net Assets:
Beginning of period	3,483,833,732	3,640,822,654
END OF PERIOD	$3,355,527,696	$3,483,833,732

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Changes in Net Assets (Continued)

	Alger Focus Equity Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2019	October 31, 2018
Net investment income (loss)	$798,636	$(141,806)
Net realized gain on investments and foreign currency	6,753,272	16,804,967
Net change in unrealized appreciation (depreciation) on investments and foreign currency	66,551,480	(11,374,281)
Net increase in net assets resulting from operations	74,103,388	5,288,880

Dividends and distributions to shareholders:
Class A	(1,751,632)	(928,906)
Class C	(1,389,363)	(741,526)
Class I	(1,705,044)	(903,457)
Class Y	(2,863,709)	(166,506)
Class Z	(9,580,668)	(2,493,828)
Total dividends and distributions to shareholders	(17,290,416)	(5,234,223)

Increase (decrease) from shares of beneficial interest transactions:
Class A	5,411,632	18,547,617
Class C	7,344,008	6,715,162
Class I	26,831,576	11,784,060
Class Y	4,740,183	56,440,501
Class Z	141,135,285	111,949,959
Net increase from shares of beneficial interest transactions — Note 6	185,462,684	205,437,299
Total increase	242,275,656	205,491,956

Net Assets:
Beginning of period	337,836,588	132,344,632
END OF PERIOD	$580,112,244	$337,836,588

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Changes in Net Assets (Continued)

	Alger Mid Cap Growth Institutional Fund
	For the Year	For the Year
	Ended October	Ended October
	31, 2019	31, 2018
Net investment loss	$(721,950)	$(925,192)
Net realized gain on investments and foreign currency	7,148,715	8,003,745
Net change in unrealized appreciation (depreciation) on investments and foreign currency	4,742,536	(904,918)
Net increase in net assets resulting from operations	11,169,301	6,173,635

Dividends and distributions to shareholders:
Class I	(5,058,264)	—
Class R	(731,578)	—
Class Z-2	(847,415)	—
Total dividends and distributions to shareholders	(6,637,257)	—

Increase (decrease) from shares of beneficial interest transactions:
Class I	(9,826,491)	(10,944,024)
Class R	(3,044,788)	(2,923,958)
Class Z-2	32,766	1,992,841
Net decrease from shares of beneficial interest transactions — Note 6	(12,838,513)	(11,875,141)
Total decrease	(8,306,469)	(5,701,506)

Net Assets:
Beginning of period	101,941,728	107,643,234
END OF PERIOD	$93,635,259	$101,941,728

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Statements of Changes in Net Assets (Continued)

	Alger Small Cap Growth Institutional Fund
	For the Year	For the Year
	Ended October	Ended October
	31, 2019	31, 2018
Net investment loss	$(1,961,469)	$(1,941,932)
Net realized gain on investments and foreign currency	27,488,680	24,786,872
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(6,804,043)	3,411,196
Net increase in net assets resulting from operations	18,723,168	26,256,136

Dividends and distributions to shareholders:
Class I	(15,958,474)	(3,663,266)
Class R	(1,321,082)	(360,715)
Class Z-2	(5,897,370)	(1,861,053)
Total dividends and distributions to shareholders	(23,176,926)	(5,885,034)

Increase (decrease) from shares of beneficial interest transactions:
Class I	(33,806,063)	(10,825,882)
Class R	(54,453)	(2,949,728)
Class Z-2	(596,833)	(24,326,697)
Net decrease from shares of beneficial interest transactions — Note 6	(34,457,349)	(38,102,307)
Total decrease	(38,911,107)	(17,731,205)

Net Assets:
Beginning of period	191,316,706	209,047,911
END OF PERIOD	$152,405,599	$191,316,706

See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Institutional Fund

	Class I
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$34.51	$33.96	$26.44	$28.48	$29.34
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.07)	(0.05)	—	0.02	(0.02)
Net realized and unrealized gain (loss) on investments	4.54	2.79	7.71	(0.02)	2.46
Total from investment operations	4.47	2.74	7.71	—	2.44
Distributions from net realized gains	(3.55)	(2.19)	(0.19)	(2.04)	(3.30)
Net asset value, end of period	$35.43	$34.51	$33.96	$26.44	$28.48
Total return	15.20%	8.46%	29.38%	(0.08)%	8.96%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,028,574	$2,259,000	$2,451,822	$2,965,503	$3,194,261
Ratio of gross expenses to average net assets	1.16%	1.15%	1.14%	1.12%	1.12%
Ratio of expense reimbursements to average net assets	—	— (ii)	—	—	—
Ratio of net expenses to average net assets	1.16%	1.15%	1.14%	1.12%	1.12%
Ratio of net investment income (loss) to average net assets	(0.21)%	(0.16)%	0.01%	0.07%	(0.07)%
Portfolio turnover rate	80.36%	64.77%	66.72%	94.56%	136.03	%(iii)

See Notes to Financial Statements.

(i)            Amount was computed based on average shares outstanding during the period.

(ii)        Amount was less than 0.005% per share.

(iii)    Amount excludes redemption in kind transaction of $294,638,130.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Institutional Fund

	Class R
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$30.83	$30.70	$24.03	$26.19	$27.35
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.20)	(0.19)	(0.13)	(0.10)	(0.15)
Net realized and unrealized gain (loss) on investments	3.97	2.51	6.99	(0.02)	2.29
Total from investment operations	3.77	2.32	6.86	(0.12)	2.14
Distributions from net realized gains	(3.55)	(2.19)	(0.19)	(2.04)	(3.30)
Net asset value, end of period	$31.05	$30.83	$30.70	$24.03	$26.19
Total return	14.69%	7.96%	28.78%	(0.57)%	8.46%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$525,018	$595,010	$654,966	$578,297	$656,469
Ratio of gross expenses to average net assets	1.61%	1.59%	1.62%	1.61%	1.61%
Ratio of expense reimbursements to average net assets	—	— (ii)	—	—	—
Ratio of net expenses to average net assets	1.61%	1.59%	1.62%	1.61%	1.61%
Ratio of net investment loss to average net assets	(0.67)%	(0.60)%	(0.48)%	(0.41)%	(0.57)%
Portfolio turnover rate	80.36%	64.77%	66.72%	94.56%	136.03	%(iii)

See Notes to Financial Statements.

(i)            Amount was computed based on average shares outstanding during the period.

(ii)        Amount was less than 0.005% per share.

(iii)    Amount excludes redemption in kind transaction of $294,638,130.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Institutional Fund

	Class Y
			From 2/28/2017
			(commencement
	Year ended	Year ended	of operations) to
	10/31/2019	10/31/2018	10/31/2017(i)
Net asset value, beginning of period	$34.75	$34.05	$28.85
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.05	0.08	0.02
Net realized and unrealized gain on investments	4.61	2.81	5.18
Total from investment operations	4.66	2.89	5.20
Distributions from net realized gains	(3.55)	(2.19)	—
Net asset value, end of period	$35.86	$34.75	$34.05
Total return	15.69%	8.90%	18.02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$337,299	$166,778	$97,889
Ratio of gross expenses to average net assets	0.84%	0.83%	0.85%
Ratio of expense reimbursements to average net assets	(0.09)%	(0.10)%	(0.10)%
Ratio of net expenses to average net assets	0.75%	0.73%	0.75%
Ratio of net investment income to average net assets	0.14%	0.22%	0.10%
Portfolio turnover rate	80.36%	64.77%	66.72%

See Notes to Financial Statements.

(i)             Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(ii)          Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Institutional Fund

	Class Z-2
				From 10/14/2016
				(commencement
	Year ended	Year ended	Year ended	of operations) to
	10/31/2019	10/31/2018	10/31/2017	10/31/2016(i)
Net asset value, beginning of period	$34.74	$34.08	$26.44	$26.67
INCOME FROM INVESTMENT
OPERATIONS: Net investment income(ii)	0.03	0.06	0.07	0.01
Net realized and unrealized gain (loss) on investments	4.60	2.79	7.76	(0.24)
Total from investment operations	4.63	2.85	7.83	(0.23)
Distributions from net realized gains	(3.55)	(2.19)	(0.19)	—
Net asset value, end of period	$35.82	$34.74	$34.08	$26.44
Total return	15.56%	8.80%	29.83%	(0.86)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$464,636	$463,046	$436,145	$2,212
Ratio of gross expenses to average net assets	0.83%	0.82%	—	3.11%
Ratio of expense reimbursements to average net assets	—	— (iii)	0.84%	(2.16)%
Ratio of net expenses to average net assets	0.83%	0.82%	0.84%	0.95%
Ratio of net investment income to average net assets	0.10%	0.16%	0.22%	1.29%
Portfolio turnover rate	80.36%	64.77%	66.72%	94.56%

See Notes to Financial Statements.

(i)            Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(ii)        Amount was computed based on average shares outstanding during the period.

(iii)    Amount was less than 0.005% per share.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Focus Equity Fund

	Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$34.00	$31.74	$23.95	$24.13	$22.01
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	— (ii)	(0.06)	0.01	(0.03)	(0.02)
Net realized and unrealized gain on investments	4.95	3.55	7.78	0.12	2.14
Total from investment operations	4.95	3.49	7.79	0.09	2.12
Distributions from net realized gains	(1.62)	(1.23)	—	(0.27)	—
Net asset value, end of period	$37.33	$34.00	$31.74	$23.95	$24.13
Total return(iii)	15.56%	11.33%	32.53%	0.36%	9.63%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$53,533	$43,621	$23,693	$25,524	$23,961
Ratio of gross expenses to average net assets	1.00%	1.03%	1.11%	1.26%	1.48%
Ratio of expense reimbursements to average net assets	—		—	(0.07)%	(0.18)%
Ratio of net expenses to average net assets	1.00%	1.03%	1.11%	1.19%	1.30%
Ratio of net investment income (loss) to average net assets	(0.01)%	(0.17)%	0.03%	(0.13)%	(0.08)%
Portfolio turnover rate	134.50%	135.54%	98.57%	127.40%	182.58%

See Notes to Financial Statements.

(i)             Amount was computed based on average shares outstanding during the period.

(ii)          Amount was less than $0.005 per share.

(iii)       Does not reflect the effect of sales charges, if applicable.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Focus Equity Fund

	Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$32.47	$30.59	$23.27	$23.62	$21.71
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.26)	(0.31)	(0.21)	(0.20)	(0.20)
Net realized and unrealized gain on investments	4.71	3.42	7.53	0.12	2.11
Total from investment operations	4.45	3.11	7.32	(0.08)	1.91
Distributions from net realized gains	(1.62)	(1.23)	—	(0.27)	—
Net asset value, end of period	$35.30	$32.47	$30.59	$23.27	$23.62
Total return(ii)	14.68%	10.51%	31.46%	(0.36)%	8.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$37,169	$26,366	$18,660	$12,021	$6,542
Ratio of gross expenses to average net assets	1.75%	1.80%	1.90%	2.03%	2.25%
Ratio of expense reimbursements to average net assets	—	—	—	(0.10)%	(0.20)%
Ratio of net expenses to average net assets	1.75%	1.80%	1.90%	1.93%	2.05%
Ratio of net investment loss to average net assets	(0.77)%	(0.93)%	(0.79)%	(0.87)%	(0.85)%
Portfolio turnover rate	134.50%	135.54%	98.57%	127.40%	182.58%

See Notes to Financial Statements.

(i)            Amount was computed based on average shares outstanding during the period.

(ii)        Does not reflect the effect of sales charges, if applicable.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Focus Equity Fund

	Class I
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$34.17	$31.88	$24.06	$24.23	$22.07
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	0.01	(0.05)	0.01	(0.02)	0.01
Net realized and unrealized gain on investments	5.00	3.57	7.81	0.12	2.15
Total from investment operations	5.01	3.52	7.82	0.10	2.16
Distributions from net realized gains	(1.62)	(1.23)	—	(0.27)	—
Net asset value, end of period	$37.56	$34.17	$31.88	$24.06	$24.23
Total return(ii)	15.66%	11.40%	32.50%	0.40%	9.79%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$68,705	$37,070	$23,952	$22,527	$24,487
Ratio of gross expenses to average net assets	0.96%	1.02%	1.12%	1.30%	1.49%
Ratio of expense reimbursements to average net assets	(0.04)%	(0.02)%	—	(0.15)%	(0.34)%
Ratio of net expenses to average net assets	0.92%	1.00%	1.12%	1.15%	1.15%
Ratio of net investment income (loss) to average net assets	0.04%	(0.13)%	0.02%	(0.09)%	0.03%
Portfolio turnover rate	134.50%	135.54%	98.57%	127.40%	182.58%

See Notes to Financial Statements.

(i)             Amount was computed based on average shares outstanding during the period.

(ii)          Does not reflect the effect of sales charges, if applicable.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Focus Equity Fund

	Class Y
			From 2/28/2017
			(commencement
	Year ended	Year ended	of operations) to
	10/31/2019	10/31/2018	10/31/2017(i)
Net asset value, beginning of period	$34.79	$32.33	$26.86
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	0.12	0.04	(0.01)
Net realized and unrealized gain on investments	5.08	3.65	5.48
Total from investment operations	5.20	3.69	5.47
Dividends from net investment income	(0.08)	—	—
Distributions from net realized gains	(1.62)	(1.23)	—
Net asset value, end of period	$38.29	$34.79	$32.33
Total return(iii)	15.97%	11.78%	20.36%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$69,175	$57,880	$4,319
Ratio of gross expenses to average net assets	0.66%	0.70%	1.51%
Ratio of expense reimbursements to average net assets	(0.01)%	(0.05)%	(0.86)%
Ratio of net expenses to average net assets	0.65%	0.65%	0.65%
Ratio of net investment income (loss) to average net assets	0.34%	0.11%	(0.05)%
Portfolio turnover rate	134.50%	135.54%	98.57%

See Notes to Financial Statements.

(i)            Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(ii)        Amount was computed based on average shares outstanding during the period.

(iii)    Does not reflect the effect of sales charges, if applicable.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Focus Equity Fund

	Class Z
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$34.73	$32.28	$24.30	$24.41	$22.17
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(i)	0.11	0.05	0.07	0.03	0.07
Net realized and unrealized gain on investments	5.07	3.63	7.91	0.13	2.17
Total from investment operations	5.18	3.68	7.98	0.16	2.24
Dividends from net investment income	(0.08)	—	—	—	—
Distributions from net realized gains	(1.62)	(1.23)	—	(0.27)	—
Net asset value, end of period	$38.21	$34.73	$32.28	$24.30	$24.41
Total return(ii)	15.93%	11.74%	32.84%	0.64%	10.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$351,530	$172,900	$61,721	$15,693	$3,683
Ratio of gross expenses to average net assets	0.66%	0.71%	0.84%	1.05%	1.50%
Ratio of expense reimbursements to average net assets	—	(0.02)%	—	(0.12)%	(0.61)%
Ratio of net expenses to average net assets	0.66%	0.69%	0.84%	0.93%	0.89%
Ratio of net investment income to average net assets	0.29%	0.15%	0.25%	0.12%	0.30%
Portfolio turnover rate	134.50%	135.54%	98.57%	127.40%	182.58%

See Notes to Financial Statements.

(i)             Amount was computed based on average shares outstanding during the period.

(ii)          Does not reflect the effect of sales charges, if applicable.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Institutional Fund

	Class I
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$30.20	$28.65	$21.59	$22.54	$22.18
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.21)	(0.25)	(0.13)	(0.05)	(0.13)
Net realized and unrealized gain (loss) on investments	3.03	1.80	7.19	(0.90)	0.49
Total from investment operations	2.82	1.55	7.06	(0.95)	0.36
Distributions from net realized gains	(1.98)	—	—	—	—
Net asset value, end of period	$31.04	$30.20	$28.65	$21.59	$22.54
Total return	10.76%	5.44%	32.70%	(4.21)%	1.62%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$73,274	$79,954	$85,890	$81,782	$114,984
Ratio of gross expenses to average net assets	1.35%	1.34%	1.28%	1.25%	1.20%
Ratio of net expenses to average net assets	1.35%	1.34%	1.28%	1.25%	1.20%
Ratio of net investment loss to average net assets	(0.70)%	(0.80)%	(0.50)%	(0.24)%	(0.55)%
Portfolio turnover rate	182.64%	127.57%	157.49%	95.75%	120.97%

See Notes to Financial Statements.

(i)         Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Institutional Fund

	Class R
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$27.64	$26.35	$19.96	$20.96	$20.74
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.32)	(0.36)	(0.24)	(0.16)	(0.23)
Net realized and unrealized gain (loss) on investments	2.72	1.65	6.63	(0.84)	0.45
Total from investment operations	2.40	1.29	6.39	(1.00)	0.22
Distributions from net realized gains	(1.98)	—	—	—	—
Net asset value, end of period	$28.06	$27.64	$26.35	$19.96	$20.96
Total return	10.24%	4.90%	32.01%	(4.82)%	1.11%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$7,952	$10,672	$12,943	$13,093	$17,795
Ratio of gross expenses to average net assets	1.85%	1.82%	1.81%	1.82%	1.74%
Ratio of net expenses to average net assets	1.85%	1.82%	1.81%	1.82%	1.74%
Ratio of net investment loss to average net assets	(1.18)%	(1.28)%	(1.04)%	(0.81)%	(1.08)%
Portfolio turnover rate	182.64%	127.57%	157.49%	95.75%	120.97%

See Notes to Financial Statements.

(i)            Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Institutional Fund

	Class Z-2
				From 10/14/2016
				(commencement
	Year ended	Year ended	Year ended	of operations) to
	10/31/2019	10/31/2018	10/31/2017	10/31/2016(i)
Net asset value, beginning of period	$30.36	$28.72	$21.59	$21.95
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.12)	(0.17)	(0.08)	0.04
Net realized and unrealized gain (loss) on investments	3.05	1.81	7.21	(0.40)
Total from investment operations	2.93	1.64	7.13	(0.36)
Distributions from net realized gains	(1.98)	—	—	—
Net asset value, end of period	$31.31	$30.36	$28.72	$21.59
Total return	11.08%	5.74%	33.02%	(1.64)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$12,409	$11,316	$8,810	$113
Ratio of gross expenses to average net assets	1.09%	1.08%	1.14%	32.21%
Ratio of expense reimbursements to average net assets	(0.04)%	(0.03)%	(0.09)%	(31.16)%
Ratio of net expenses to average net assets	1.05%	1.05%	1.05%	1.05%
Ratio of net investment income (loss) to average net assets	(0.40)%	(0.53)%	(0.31)%	4.35%
Portfolio turnover rate	182.64%	127.57%	157.49%	95.75%

See Notes to Financial Statements.

(i)            Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(ii)        Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth Institutional Fund

	Class I
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$22.53	$20.52	$14.83	$23.10	$28.14
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.25)	(0.22)	(0.14)	(0.10)	(0.20)
Net realized and unrealized gain (loss) on investments	1.95	2.81	5.83	(0.54)	0.42
Total from investment operations	1.70	2.59	5.69	(0.64)	0.22
Distributions from net realized gains	(2.74)	(0.58)	—	(7.63)	(5.26)
Net asset value, end of period	$21.49	$22.53	$20.52	$14.83	$23.10
Total return	10.20%	12.96%	38.37%	(3.76)%	0.53%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$95,853	$132,526	$130,527	$129,188	$357,189
Ratio of gross expenses to average net assets	1.35%	1.32%	1.32%	1.28%	1.25%
Ratio of net expenses to average net assets	1.35%	1.32%	1.32%	1.28%	1.25%
Ratio of net investment loss to average net assets	(1.16)%	(1.00)%	(0.77)%	(0.67)%	(0.80)%
Portfolio turnover rate	14.93%	28.20%	29.70%	55.08%	125.72%

See Notes to Financial Statements.

(i)             Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth Institutional Fund

	Class R
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$18.97	$17.44	$12.67	$20.92	$26.08
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.28)	(0.27)	(0.19)	(0.16)	(0.29)
Net realized and unrealized gain (loss) on investments	1.53	2.38	4.96	(0.46)	0.39
Total from investment operations	1.25	2.11	4.77	(0.62)	0.10
Distributions from net realized gains	(2.74)	(0.58)	—	(7.63)	(5.26)
Net asset value, end of period	$17.48	$18.97	$17.44	$12.67	$20.92
Total return	9.67%	12.48%	37.65%	(4.22)%	0.02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$8,690	$9,238	$11,253	$12,675	$18,577
Ratio of gross expenses to average net assets	1.81%	1.77%	1.82%	1.80%	1.74%
Ratio of net expenses to average net assets	1.81%	1.77%	1.82%	1.80%	1.74%
Ratio of net investment loss to average net assets	(1.63)%	(1.44)%	(1.27)%	(1.20)%	(1.30)%
Portfolio turnover rate	14.93%	28.20%	29.70%	55.08%	125.72%

See Notes to Financial Statements.

(i)             Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth Institutional Fund

	Class Z-2
				From 8/1/2016
				(commencement
	Year ended	Year ended	Year ended	of operations) to
	10/31/2019	10/31/2018	10/31/2017	10/31/2016(i)
Net asset value, beginning of period	$22.70	$20.60	$14.84	$15.35
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.17)	(0.15)	(0.09)	(0.03)
Net realized and unrealized gain (loss) on investments	1.97	2.83	5.85	(0.48)
Total from investment operations	1.80	2.68	5.76	(0.51)
Distributions from net realized gains	(2.74)	(0.58)	—	—
Net asset value, end of period	$21.76	$22.70	$20.60	$14.84
Total return	10.61%	13.35%	38.81%	(3.32)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$47,863	$49,552	$67,268	$41,787
Ratio of gross expenses to average net assets	1.02%	1.00%	1.03%	1.07%
Ratio of expense reimbursements to average net assets	(0.03)%	(0.01)%	(0.04)%	(0.08)%
Ratio of net expenses to average net assets	0.99%	0.99%	0.99%	0.99%
Ratio of net investment loss to average net assets	(0.81)%	(0.66)%	(0.51)%	(0.76)%
Portfolio turnover rate	14.93%	28.20%	29.70%	55.08%

See Notes to Financial Statements.

(i)             Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(ii)          Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:

The Alger Institutional Funds (the “Trust”) is an open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust qualifies as an investment company as defined in Financial Accounting Standards Board Accounting Standards Codification 946-Financial Services — Investment Companies. The Trust operates as a series company currently offering an unlimited number of shares of beneficial interest in four funds — Alger Capital Appreciation Institutional Fund, Alger Focus Equity Fund, Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth Institutional Fund (collectively, the “Funds” or individually, each a “Fund”). The Funds normally invest primarily in equity securities and each has an investment objective of longterm capital appreciation.

Each Fund offers one or more of the following share classes: Class A, C, I, R, Y, Z and Z-2. Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge. Class I, R, Y, Z and Z-2 shares are sold to institutional investors without an initial or deferred sales charge. Class C shares will automatically convert to Class A shares on the fifth business day of the month following the tenth anniversary of the purchase date of a shareholder’s Class C shares, without the imposition of any sales load, fee or other charge. Class C shares held at certain dealers may convert to Class A shares earlier. At conversion, a proportionate amount of shares representing reinvested dividends and distributions will also be converted into Class A shares. Each class has identical rights to assets and earnings, except that each share class bears the pro rata allocation of the Fund’s expenses other than a class expense (not including advisory or custodial fees or other expenses related to the management of the Fund’s assets).

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Trust’s Board of Trustees (“Board”). Investments held by the Funds are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Standard Time).

Equity securities, including traded rights, warrants and option contracts for which valuation information is readily available are valued at the last quoted sales price or official closing price on the primary market or exchange on which they are traded as reported by an independent pricing service. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the Trust’s investment adviser, pursuant to policies established by the Board, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open.

Financial Accounting Standards Board Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•              Level 1 — quoted prices in active markets for identical investments

•              Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•              Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

has been adjusted for fair value factors, and prices of closely related securities. Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities. Inputs for Level 3 include, but are not limited to, revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the values may significantly differ from the values if there was an active market.

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Board and comprised of representatives of the Trust’s investment adviser and officers of the Trust. The Committee reports its fair valuation determinations and related valuation information to the Board. The Board is responsible for approving valuation policy and procedures.

While the Committee meets on an as-needed basis, the Committee generally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations. The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Funds’ pricing vendor, and variances between transactional prices and the previous day’s price.

The Funds will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant. Transfers between Levels 1, 2 and 3 are recognized at the end of the reporting period.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars and overnight time deposits.

(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d) Foreign Currency Translations: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying Statements of Operations.

(e) Lending of Fund Securities: The Funds may lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of a Fund’s total assets including borrowings, as defined in its prospectuses. The Funds earn fees on the securities loaned, which are included in interest income in the accompanying Statements of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with Brown Brothers Harriman & Company, the Funds’ Custodian (the “Custodian”), in an amount equal to at least 102 percent of the current market value of U.S. loaned securities or 105 percent for non-U.S. loaned securities. The market value of the loaned securities is determined at the close of business of the Fund. Any required additional collateral is delivered to the Custodian and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Funds may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Funds are required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned. Cash collateral may be invested as determined by the Funds. Collateral is returned to the borrower upon settlement of the loan. There were no securities loaned as of October 31, 2019.

(f) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Funds on the ex-dividend date. Dividends from net investment income, if available, and distributions from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at fiscal year-end and have no impact on the net asset values of the Funds and are designed to present each Fund’s capital accounts on a tax basis.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

(g) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

Financial Accounting Standards Board Accounting Standards Codification 740 — Income Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Funds file income tax returns in the U.S., as well as New York State and New York City. The statute of limitations on the Funds’ tax returns remains open for the tax years 2016-2019. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(h) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.

(i)   Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates. All such estimates are of normal recurring nature.

(j) Recent Accounting Pronouncement: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years.

Management is currently evaluating the application of ASU 2018-13 and its impact, if any, on the Funds’ financial statements.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Investment Advisory Agreement with Fred Alger Management, LLC (“Alger Management” or the “Investment Manager”), are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the year ended October 31, 2019, is set forth below under the heading “Actual Rate”:

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	Tier 1	Tier 2	Tier 3	Tier 4	Tier 5	Actual Rate
Alger Capital Appreciation Institutional Fund(a)	0.81%	0.65%	0.60%	0.55%	0.45%	0.74%
Alger Focus Equity Fund(b)	0.52%	—	—	—	—	0.52%
Alger Mid Cap Growth Institutional Fund(c)	0.76%	0.70%	—	—	—	0.76%
Alger Small Cap Growth Institutional Fund(c)	0.81%	0.75%	—	—	—	0.81%

(a)            Tier 1 rate is paid on assets up to $2 billion, Tier 2 rate is paid on assets between $2 billion and $3 billion, Tier 3 rate is paid on assets between $3 billion and $4 billion, Tier 4 rate is paid on assets between $4 billion and $5 billion, and Tier 5 rate is paid on assets in excess of $5 billion.

(b)                                 Tier 1 rate is paid on all assets.

(c)                                  Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1 billion.

Alger Management has agreed to limit the expenses of several share classes, effective through February 28, 2021, whereby it reimburses the share classes if annualized operating expenses (excluding acquired fund fees and expenses, interest, taxes, dividend expenses on short sales, borrowing costs, brokerage and extraordinary expenses) exceed the rates, based on average daily net assets, listed below.

											FEES WAIVED /
											REIMBURSED FOR
											THE YEAR ENDED
	CLASS										OCTOBER 31,
	A		C		I		Y	Z	Z-2		2019
Alger Capital Appreciation Institutional Fund	—		—		—		0.75%	—	—	*	$216,203
Alger Focus Equity Fund	—	**	—	**	0.89	%**	0.65	0.68%	—		30,791
Alger Mid Cap Growth Institutional Fund	—		—		—		—	—	1.05%		5,183
Alger Small Cap Growth Institutional Fund	—		—		—		—	—	0.99		15,866

* Prior to March 1, 2019, the expense cap for the Alger Capital Appreciation Institutional Fund Class Z-2 was 0.95%.

** Prior to March 1, 2019, the expense cap for the Alger Focus Equity Fund Class A was 1.15%, Class C was 1.95% and Class I was 0.99%.

Alger Management may, during the first year of the two-year term of the expense limitation contract, recoup any fees waived or expenses reimbursed pursuant to the expense limitation contract to the extent that such recoupment would not cause the expense ratio to exceed the lesser of the stated limitation in effect at the time of (i) the waiver or reimbursement and (ii) the recoupment after the repayment of the recoupment is taken into account. For the year ended October 31, 2019, the recoupments made by the Alger Mid Cap Growth Institutional Fund to the Investment Manager were $355. As of October 31, 2019, the total repayments that may potentially be made by the Funds to the Investment Manager for the Alger Capital Appreciation Institutional Fund, Alger Focus Equity Fund, Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth Institutional Fund are $310,381, $62,052, $8,776 and $22,978, respectively, which will expire February 28, 2021.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

(b)  Administration Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Administration Agreement with Alger Management, are payable monthly and computed based on the average daily net assets of each Fund at the annual rate of 0.0275%.

(c)       Distribution Fees:

Class A Shares: The Trust has adopted a Distribution Plan pursuant to which Class A shares of Alger Focus Equity Fund pays Fred Alger & Company, LLC, the Fund’s distributor (the “Distributor” or “Alger LLC”) and an affiliate of Alger Management, a fee at the annual rate of 0.25% of the respective average daily net assets of the Class A shares of the Fund to compensate Alger LLC for its activities and expenses incurred in distributing and/or servicing the Class A shares. The fees paid may be more or less than the expenses incurred by Alger LLC.

Class C Shares: The Trust has adopted a Distribution Plan pursuant to which Class C shares of Alger Focus Equity Fund pays Alger LLC a fee at the annual rate of 1% of the average daily net assets of the Class C shares of the Fund to compensate Alger LLC for its activities and expenses incurred in distributing and/or servicing the Class C shares. The fees paid may be more or less than the expenses incurred by Alger LLC.

Class R Shares: The Trust has adopted a Distribution Plan pursuant to which Class R shares of each Fund issuing such shares pays Alger LLC a fee at the annual rate of 0.50% of the respective average daily net assets of the Class R shares of the designated Fund to compensate Alger LLC for its activities and expenses incurred in distributing and/or servicing the Class R shares. The fees paid may be more or less than the expenses incurred by the Distributor.

(d) Sales Charges: Purchases and sales of shares of the Alger Focus Equity Fund may be subject to initial sales charges or contingent deferred sales charges. The contingent deferred sales charges are used by Alger LLC to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust. For the year ended October 31, 2019, the initial sales charges and contingent deferred sales charges imposed, all of which were retained by Alger LLC, were as follows:

		CONTINGENT
	INITIAL SALES	DEFERRED SALES
	CHARGES	CHARGES
Alger Focus Equity Fund	$1,718	$4,062

(e)   Brokerage Commissions: During the year ended October 31, 2019, Alger Capital Appreciation Institutional Fund, Alger Focus Equity Fund, Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth Institutional Fund paid Alger LLC commissions of $361,790, $113,070, $35,748 and $10,846, respectively, in connection with securities transactions.

(f)   Shareholder Administrative Fees: The Trust has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management for its liaison and administrative oversight of the transfer agent, and for other related services. Effective October 5, 2019, the Funds replaced its transfer agent to UMB Fund Services, Inc. (DST Asset Manager Solutions, Inc. previously served as the Fund’s transfer agent). The

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Funds compensate Alger Management at the annual rate of 0.0165% of their respective average daily net assets for the Class A and Class C shares and 0.01% of their respective average daily net assets of the Class I, Class R, Class Y, Class Z and Class Z-2 shares for these services.

Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Funds. A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the appropriate Fund, subject to certain limitations, as approved by the Trust’s Board of Trustees. For the year ended October 31, 2019, Alger Management charged back to Alger Capital Appreciation Institutional Fund, Alger Focus Equity Fund, Alger Mid Cap Growth Institutional Fund, and Alger Small Cap Growth Institutional Fund, $1,593,733, $50,712, $53,971 and $94,289, respectively, for these services, which are included in the transfer agent fees in the accompanying Statements of Operations.

(g) Trustee Fees: Each Independent Trustee receives a fee of $122,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The term “Alger Fund Complex” refers to the Trust, The Alger Funds, The Alger Funds II, The Alger Portfolios and Alger Global Focus Fund, each of which is a registered investment company managed by Alger Management. The Independent Trustee appointed as Chairman of the Board of Trustees receives additional compensation of $30,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $11,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

Prior to January 1, 2019, each Independent Trustee received a fee of $112,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The Independent Trustee appointed as Chairman of the Board of Trustees receives additional compensation of $30,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $11,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

(h) Interfund Trades: The Funds may engage in purchase and sale transactions with other funds advised by Alger Management. For the year ended October 31, 2019, these purchases and sales were as follows:

	PURCHASES	SALES	REALIZED LOSS
Alger Capital Appreciation Institutional Fund	$8,223,418	$—	$—

(i) Interfund Loans: The Funds, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds. If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds. There were no interfund loans outstanding as of October 31, 2019.

During the year ended October 31, 2019, Alger Capital Appreciation Institutional Fund, Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth Institutional Fund incurred interest expense of $8,227, $1,723 and $10,411, respectively, in connection with interfund loans.

(j) Other Transactions With Affiliates: Certain officers of the Trust are directors or officers of Alger Management and the Distributor. At October 31, 2019, Alger Management and its affiliated entities owned the following shares:

	SHARE CLASS
	A	C	Y	Z	Z-2
Alger Capital Appreciation Institutional Fund	—	—	415	—	4,518
Alger Focus Equity Fund	7,530	7,563	408	38,745	—
Alger Mid Cap Growth Institutional Fund	—	—	—	—	4,909
Alger Small Cap Growth Institutional Fund	—	—	—	—	7,733

(k) Shareholder Servicing Fees: The Trust has entered into a shareholder servicing agreement with Alger LLC whereby Alger LLC provides Class I shares and Class R shares of the Trust with ongoing servicing of shareholder accounts. As compensation for such services, the Class I shares and Class R shares of each Fund pay Alger LLC a monthly fee at an annual rate of 0.25% of the value of the average daily net assets of those classes. The fees paid may be more or less than the expenses incurred by the Distributor.

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by the Funds other than U.S. Government securities, short-term securities and purchased options for the year ended October 31, 2019:

	PURCHASES	SALES
Alger Capital Appreciation Institutional Fund	$2,679,412,970	$3,060,964,041
Alger Focus Equity Fund	790,966,059	613,312,636
Alger Mid Cap Growth Institutional Fund	185,368,870	206,269,877
Alger Small Cap Growth Institutional Fund	26,234,780	87,590,870

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability. Additional risks associated with investing in emerging markets include increased volatility, limited liquidity, and less stringent regulatory and legal systems.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 5 — Borrowing:

The Funds may borrow from the Custodian on an uncommitted basis. Each Fund pays the Custodian a market rate of interest, generally based upon a rate of return with respect to each respective currency borrowed taking into consideration relevant overnight and short-term reference rates, the range of distribution between and among the interest rates paid on deposits to other institutions, less applicable commissions, if any. The Funds may also borrow from other funds advised by Alger Management, as discussed in Note 3(i). For the year ended October 31, 2019, the Funds had the following borrowings:

	AVERAGE DAILY	WEIGHTED AVERAGE
	BORROWING	INTEREST RATE
Alger Capital Appreciation Institutional Fund	$302,094	2.83%
Alger Mid Cap Growth Institutional Fund	67,679	3.18
Alger Small Cap Growth Institutional Fund	358,516	3.16

The highest amount borrowed by each Fund from the Custodian and other funds during the year ended October 31, 2019 was as follows:

HIGHEST BORROWING
Alger Capital Appreciation Institutional Fund	$16,297,784
Alger Mid Cap Growth Institutional Fund	4,106,000
Alger Small Cap Growth Institutional Fund	29,109,000

NOTE 6 — Share Capital:

The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into four series. Each series is divided into separate classes. The transactions of shares of beneficial interest were as follows:

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2019		OCTOBER 31, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Institutional Fund
Class I:
Shares sold	8,417,215	$280,107,075	10,006,791	$350,703,708
Dividends reinvested	7,740,393	224,935,972	4,697,031	152,798,034
Shares redeemed	(24,372,108)	(801,071,178)	(21,430,691)	(748,353,052)
Net decrease	(8,214,500)	$(296,028,131)	(6,726,869)	$(244,851,310)
Class R:
Shares sold	1,762,903	$51,317,458	2,203,506	$69,275,136
Dividends reinvested	2,457,723	62,843,991	1,485,308	43,341,280
Shares redeemed	(6,612,099)	(194,666,099)	(5,724,494)	(179,622,961)
Net decrease	(2,391,473)	$(80,504,650)	(2,035,680)	$(67,006,545)
Class Y:
Shares sold	5,653,420	$188,554,665	2,298,619	$81,779,555
Dividends reinvested	559,332	16,394,033	182,194	5,946,816
Shares redeemed	(1,606,568)	(54,184,400)	(555,770)	(19,699,293)
Net increase	4,606,184	$150,764,298	1,925,043	$68,027,078
Class Z-2:
Shares sold	3,148,289	$105,212,378	4,370,312	$155,188,302
Dividends reinvested	1,588,574	46,545,228	855,586	27,943,443
Shares redeemed	(5,093,874)	(169,706,959)	(4,697,581)	(165,889,348)
Net increase (decrease)	(357,011)	$(17,949,353)	528,317	$17,242,397

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2019		OCTOBER 31, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Focus Equity Fund
Class A:
Shares sold	673,709	$23,058,867	789,769	$27,646,665
Shares converted from Class C	3,636	131,717	754	27,548
Dividends reinvested	56,428	1,713,609	28,879	899,639
Shares redeemed	(582,775)	(19,492,561)	(282,909)	(10,026,235)
Net increase	150,998	$5,411,632	536,493	$18,547,617
Class C:
Shares sold	350,419	$11,129,342	279,833	$9,336,518
Shares converted to Class A	(3,839)	(131,717)	(788)	(27,548)
Dividends reinvested	46,342	1,339,278	23,852	717,111
Shares redeemed	(151,966)	(4,992,895)	(100,961)	(3,310,919)
Net increase	240,956	$7,344,008	201,936	$6,715,162
Class I:
Shares sold	1,342,556	$47,597,261	566,064	$19,821,622
Dividends reinvested	53,123	1,621,831	26,742	838,900
Shares redeemed	(651,514)	(22,387,516)	(259,288)	(8,876,462)
Net increase	744,165	$26,831,576	333,518	$11,784,060
Class Y:
Shares sold	181,744	$6,490,851	1,588,900	$58,532,409
Dividends reinvested	82,864	2,572,911	130	4,151
Shares redeemed	(121,376)	(4,323,579)	(59,099)	(2,096,059)
Net increase	143,232	$4,740,183	1,529,931	$56,440,501
Class Z:
Shares sold	6,094,959	$208,653,055	3,842,417	$139,643,911
Dividends reinvested	309,153	9,580,668	78,423	2,493,828
Shares redeemed	(2,182,950)	(77,098,438)	(854,082)	(30,187,780)
Net increase	4,221,162	$141,135,285	3,066,758	$111,949,959

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2019		OCTOBER 31, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Mid Cap Growth Institutional Fund
Class I:
Shares sold	521,161	$15,521,939	396,452	$12,232,743
Dividends reinvested	192,548	4,898,432	—	—
Shares redeemed	(1,000,456)	(30,246,862)	(746,839)	(23,176,767)
Net decrease	(286,747)	$(9,826,491)	(350,387)	$(10,944,024)
Class R:
Shares sold	54,224	$1,455,826	58,079	$1,662,159
Dividends reinvested	26,126	603,527	—	—
Shares redeemed	(183,119)	(5,104,141)	(163,200)	(4,586,117)
Net decrease	(102,769)	$(3,044,788)	(105,121)	$(2,923,958)
Class Z-2:
Shares sold	256,197	$7,448,065	301,202	$9,269,628
Dividends reinvested	33,064	846,450	—	—
Shares redeemed	(265,644)	(8,261,749)	(235,237)	(7,276,787)
Net increase	23,617	$32,766	65,965	$1,992,841

Alger Small Cap Growth Institutional Fund
Class I:
Shares sold	1,198,938	$25,470,284	1,354,745	$30,871,230
Dividends reinvested	862,759	15,236,332	172,670	3,468,935
Shares redeemed	(3,483,263)	(74,512,679)	(2,007,574)	(45,166,047)
Net decrease	(1,421,566)	$(33,806,063)	(480,159)	$(10,825,882)
Class R:
Shares sold	106,807	$1,853,149	101,659	$1,928,735
Dividends reinvested	88,237	1,272,379	20,472	347,611
Shares redeemed	(184,942)	(3,179,981)	(280,406)	(5,226,074)
Net increase (decrease)	10,102	$(54,453)	(158,275)	$(2,949,728)
Class Z-2:
Shares sold	454,127	$9,557,812	350,581	$8,089,851
Dividends reinvested	330,775	5,894,407	92,064	1,858,797
Shares redeemed	(767,730)	(16,049,052)	(1,525,069)	(34,275,345)
Net increase (decrease)	17,172	$(596,833)	(1,082,424)	$(24,326,697)

NOTE 7 — Income Tax Information:

The tax character of distributions paid during the year ended October 31, 2019 and the year ended October 31, 2018 were as follows:

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED	FOR THE YEAR ENDED
	OCTOBER 31, 2019	OCTOBER 31, 2018
Alger Capital Appreciation Institutional Fund
Distributions paid from:
Ordinary Income	$—	$5,942,808
Long-term capital gain	358,709,014	269,430,496
Total distributions paid	$358,709,014	$275,373,304

Alger Focus Equity Fund
Distributions paid from:
Ordinary Income	$2,307,715	$1,047,356
Long-term capital gain	14,982,701	5,532,574
Total distributions paid	$17,290,416	$6,579,930

Alger Mid Cap Growth Institutional Fund
Distributions paid from:
Ordinary Income	$4,357,732	$—
Long-term capital gain	2,279,525	—
Total distributions paid	$6,637,257	$—

Alger Small Cap Growth Institutional Fund
Distributions paid from:
Ordinary Income	$—	$—
Long-term capital gain	23,176,926	5,885,034
Total distributions paid	$23,176,926	$5,885,034

As of October 31, 2019, the components of accumulated gains (losses) on a tax basis were as follows:

Alger Capital Appreciation Institutional Fund
Undistributed ordinary income	$—
Undistributed long-term gains	338,316,347
Net accumulated earnings	338,316,347
Capital loss carryforwards	—
Late year ordinary income losses	(6,282,921)
Net unrealized appreciation	1,070,617,328
Total accumulated earnings	$1,402,650,754

Alger Focus Equity Fund
Undistributed ordinary income	$3,102,543
Undistributed long-term gains	10,019,696
Net accumulated earnings	13,122,239
Capital loss carryforwards	—
Net unrealized appreciation	73,295,759
Total accumulated earnings	$86,417,998

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Mid Cap Growth Institutional Fund
Undistributed ordinary income	$—
Undistributed long-term gains	7,638,121
Net accumulated earnings	7,638,121
Capital loss carryforwards	—
Late year ordinary income losses	(397,051)
Net unrealized appreciation	9,605,025
Total accumulated earnings	$16,846,095

Alger Small Cap Growth Institutional Fund
Undistributed ordinary income	$392,966
Undistributed long-term gains	26,479,510
Net accumulated earnings	26,872,476
Capital loss carryforwards	—
Net unrealized appreciation	60,314,210
Total accumulated earnings	$87,186,686

At October 31, 2019 the Funds, for federal income tax purposes, had no capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds will not be subject to expiration.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, U.S. Internal Revenue Code Section 988 currency transactions, nondeductible expenses on dividends sold short, the tax treatment of partnership investments, the realization of unrealized appreciation of passive foreign investment companies, and return of capital from real estate investment trust investments.

Permanent differences, primarily from net operating losses and real estate investment trusts and partnership investments sold by the Fund, resulted in the following reclassifications among the Fund’s components of net assets at October 31, 2019.

The Funds accrue tax on unrealized gains in foreign jurisdictions that impose a foreign capital tax.

Alger Capital Appreciation Institutional Fund
Distributable earnings	$5,876,017
Paid-in Capital	$(5,876,017)

Alger Mid Cap Growth Institutional Fund
Distributable earnings	$90,035
Paid-in Capital	$(90,035)

NOTE 8 — Fair Value Measurements:

The following is a summary of the inputs used as of October 31, 2019 in valuing the Funds’ investments carried at fair value on a recurring basis. Based upon the nature, characteristics,

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

and risks associated with their investments, the Funds have determined that presenting them by security type and sector is appropriate.

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Alger Capital Appreciation Institutional Fund
COMMON STOCKS
Communication Services	$403,730,287	$403,730,287	$—	$—
Consumer Discretionary	618,922,294	612,168,485	—	6,753,809
Consumer Staples	18,277,903	18,277,903	—	—
Financials	158,716,491	158,716,491	—	—
Healthcare	526,785,224	526,785,224	—	—
Industrials	205,481,547	205,481,547	—	—
Information Technology	1,274,195,775	1,272,821,352	—	1,374,423
Materials	103,460,746	103,460,746	—	—
TOTAL COMMON STOCKS	$3,309,570,267	$3,301,442,035	$—	$8,128,232
PREFERRED STOCKS
Information Technology	6,335,626	—	—	6,335,626
REAL ESTATE INVESTMENT TRUST
Real Estate	32,629,945	32,629,945	—	—
TOTAL INVESTMENTS IN SECURITIES	$3,348,535,838	$3,334,071,980	$—	$14,463,858

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Alger Focus Equity Fund
COMMON STOCKS
Communication Services	$64,251,996	$64,251,996	$—	$—
Consumer Discretionary	93,012,737	93,012,737	—	—
Financials	31,788,991	31,788,991	—	—
Healthcare	76,311,853	76,311,853	—	—
Industrials	28,895,329	28,895,329	—	—
Information Technology	240,948,845	240,948,845	—	—
Materials	22,873,196	22,873,196	—	—
TOTAL COMMON STOCKS	$558,082,947	$558,082,947	$—	$—
PREFERRED STOCKS
Healthcare	81,434	—	—	81,434
REAL ESTATE INVESTMENT TRUST
Real Estate	7,290,361	7,290,361	—	—
TOTAL INVESTMENTS IN SECURITIES	$565,454,742	$565,373,308	$—	$81,434

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Alger Mid Cap Growth Institutional Fund
COMMON STOCKS
Communication Services	$6,082,844	$6,082,844	$—	$—
Consumer Discretionary	14,454,520	14,454,520	—	—
Consumer Staples	1,231,430	1,231,430	—	—
Financials	4,863,190	4,863,190	—	—
Healthcare	15,699,133	15,380,166	318,967	—
Industrials	18,193,329	18,193,329	—	—
Information Technology	23,547,009	23,475,559	—	71,450
Materials	1,699,273	1,699,273	—	—
TOTAL COMMON STOCKS	$85,770,728	$85,380,311	$318,967	$71,450
PREFERRED STOCKS
Healthcare	175,970	—	—	175,970
Information Technology	291,381	—	—	291,381
TOTAL PREFERRED STOCKS	$467,351	$—	$—	$467,351
REAL ESTATE INVESTMENT TRUST
Real Estate	4,467,348	4,467,348	—	—
RIGHTS
Healthcare	1,366,057	—	—	1,366,057
TOTAL INVESTMENTS IN SECURITIES	$92,071,484	$89,847,659	$318,967	$1,904,858

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Alger Small Cap Growth Institutional Fund
COMMON STOCKS
Communication Services	$6,629,704	$6,629,704	$—	$—
Consumer Discretionary	11,819,623	11,819,623	—	—
Consumer Staples	1,774,827	1,774,827	—	—
Energy	2,059,197	2,059,197	—	—
Financials	2,906,568	2,906,568	—	—
Healthcare	57,458,345	57,458,345	—	—
Industrials	3,992,939	3,992,939	—	—
Information Technology	49,794,729	49,794,729	—	—
Materials	2,807,667	2,807,667	—	—
TOTAL COMMON STOCKS	$139,243,599	$139,243,599	$—	$—
PREFERRED STOCKS
Healthcare	141,259	—	—	141,259
RIGHTS
Healthcare	1,707,246	—	—	1,707,246
TOTAL INVESTMENTS IN SECURITIES	$141,092,104	$139,243,599	$—	$1,848,505

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Common Stocks
Alger Capital Appreciation Institutional Fund
Opening balance at November 1, 2018	$1,374,423
Transfers into Level 3	2,651,149
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	4,102,660
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2019	8,128,232
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2019	$4,102,660

Preferred Stocks
Alger Capital Appreciation Institutional Fund
Opening balance at November 1, 2018	$7,554,899
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(1,830,025)
Included in net change in unrealized appreciation (depreciation) on investments	2,397,232
Purchases and sales
Purchases	—
Sales	(1,786,480)
Closing balance at October 31, 2019	6,335,626
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2019	$—

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Focus Equity Fund	Preferred Stocks
Opening balance at November 1, 2018	$241,230
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(159,796)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2019	81,434
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2019	$(159,796)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Mid Cap Growth Institutional Fund	Common Stocks
Opening balance at November 1, 2018	$71,450
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2019	71,450
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2019	$—

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Mid Cap Growth Institutional Fund	Preferred Stocks
Opening balance at November 1, 2018	$895,510
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(124,367)
Included in net change in unrealized appreciation (depreciation) on investments	(182,384)
Purchases and sales
Purchases	—
Sales	(121,408)
Closing balance at October 31, 2019	467,351
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2019	$(345,298)

Alger Mid Cap Growth Institutional Fund	Rights
Opening balance at November 1, 2018	$1,190,838
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	175,219
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2019	1,366,057
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2019	$175,219

Special Purpose
Alger Mid Cap Growth Institutional Fund	Vehicle
Opening balance at November 1, 2018	$0 *
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(238,473)
Included in net change in unrealized appreciation (depreciation) on investments	240,362
Purchases and sales
Purchases	—
Sales	(1,889)
Closing balance at October 31, 2019	—
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2019	$—

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Small Cap Growth Institutional Fund	Preferred Stocks
Opening balance at November 1, 2018	$868,765
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(675,891)
Included in net change in unrealized appreciation (depreciation) on investments	608,193
Purchases and sales
Purchases	—
Sales	(659,808)
Closing balance at October 31, 2019	141,259
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2019	$(277,187)

Alger Small Cap Growth Institutional Fund	Rights
Opening balance at November 1, 2018	$1,488,264
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	218,982
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2019	1,707,246
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2019	$218,982

Special Purpose
Alger Small Cap Growth Institutional Fund	Vehicle
Opening balance at November 1, 2018	$0 *
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(769,038)
Included in net change in unrealized appreciation (depreciation) on investments	775,134
Purchases and sales
Purchases	—
Sales	(6,096)
Closing balance at October 31, 2019	—
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2019	$—

*                                        Includes securities that are fair valued at zero.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

The following table provides quantitative information about our Level 3 fair value measurements of our investments as of October 31, 2019. In addition to the methodologies and inputs noted in the table below, according to our valuation policy we may also use other valuation methodologies and inputs when determining our fair value measurements. The table below is not intended to be all-inclusive, but rather provides information on the Level 3 inputs as they relate to our fair value measurements.

	Fair Value	Valuation	Unobservable		Weighted Average
	October 31, 2019	Methodology	Input	Input/Range	Inputs
Alger Capital Appreciation Institutional Fund
Common Stocks	$6,753,809	Income Approach	Discount Rate	2.40%-11.30%	N/A
Common Stocks	1,374,423	Market Approach	Transaction Price	N/A	N/A
Preferred Stocks	6,335,626	Market Approach	Transaction Price	N/A	N/A
Alger Focus Equity Fund
Preferred Stocks	$81,434	Income Approach	Discount Rate	53.50%-58.50%	N/A
Alger Mid Cap Growth Institutional Fund
Common Stocks	$71,450	Market Approach	Transaction Price	N/A	N/A
Preferred Stocks	175,970	Income Approach	Discount Rate	53.50%-58.50%	N/A
Preferred Stocks	291,381	Market Approach	Transaction Price	N/A	N/A
Rights	1,366,057	Income Approach	Discount Rate	5.25%-5.43%	N/A
Alger Small Cap Growth Institutional Fund
Preferred Stocks	$141,259	Income Approach	Discount Rate	53.50%-58.50%	N/A
Rights	1,707,246	Income Approach	Discount Rate	5.25%-5.43%	N/A

The significant unobservable inputs used in the fair value measurement of the Fund’s securities are revenue and EBITDA multiples, discount rates, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurements than those noted in the table above. Generally, increases in revenue and EBITA multiples, decreases in discount rates, and increases in the probabilities of success result in higher fair value measurements, whereas decreases in revenues and EBITA multiples, increases in discount rates, and decreases in the probabilities of success result in lower fair value measurements.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

As of October 31, 2019, there were no transfers of securities between Level 1 and Level 2.

Certain of the Funds’ assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statements purposes. As of October 31, 2019, such assets were categorized within the ASC 820 disclosure hierarchy as follows:

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Cash and cash equivalents:
Alger Capital Appreciation Institutional Fund	$6,374,571	$—	$6,374,571	$—
Alger Focus Equity Fund	13,369,223	—	13,369,223	—
Alger Mid Cap Growth Institutional Fund	1,932,851	—	1,932,851	—
Alger Small Cap Growth Institutional Fund	11,492,334	—	11,492,334	—

NOTE 9 — Derivatives:

Financial Accounting Standards Board Accounting Standards Codification 815 — Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Options — The Funds seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, while also buying and selling call and put options on equities and equity indexes. The Funds purchase call options to increase their exposure to the stock market and also provide diversification of risk. The Funds purchase put options in order to protect from significant market declines that may occur over a short period of time. The Funds will write covered call and cash secured put options to generate cash flows while reducing the volatility of the Funds’ portfolios. The cash flows may be an important source of the Funds’ returns, although written call options may reduce the Funds’ ability to profit from increases in the value of the underlying security or equity portfolio. The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price. Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price. The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Funds with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options. During the year ended October 31, 2019, options were used in accordance with these objectives.

The Funds’ option contracts were not subject to any rights of offset with any counterparty. All of the Funds’ options were exchange traded which utilize a clearinghouse that acts as an intermediary between buyer and seller, receiving initial and maintenance margin from both, and guaranteeing performance of the option contract.

For the year ended October 31, 2019, Alger Mid Cap Growth Institutional Fund had option purchases of $86,766. The average volume of contracts for purchased options for the year

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

ended October 31, 2019 was $50,240 based on market value. Options were held during 1 month of the year.

There was no effect of derivative instruments on the accompanying Statement of Operations for the year ended October 31, 2019.

There were no open derivative instruments as of October 31, 2019.

NOTE 10 — Principal Risks:

Alger Capital Appreciation Institutional Fund — Investing in the stock market involves risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Private placements are offerings of a company’s securities not registered with the SEC and not offered to the public, for which limited information may be available. Such investments are generally considered to be illiquid.

Alger Focus Equity Fund — Investing in the stock market involves certain risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. Private placements are offering of a company’s securities not registered with SEC and not offered to the public, for which limited information may be available. Such investments are generally considered to be illiquid.

Alger Mid Cap Growth Institutional Fund — Investing in the stock market involves certain risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in technology and healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Private placements are offering of a company’s securities not registered with SEC and not offered to the public, for which limited information may be available. Such investments are generally considered to be illiquid.

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Small Cap Growth Institutional Fund — Investing in the stock market involves certain risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in technology companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Private placements are offering of a company’s securities not registered with SEC and not offered to the public, for which limited information may be available. Such investments are generally considered to be illiquid.

NOTE 11 — Affiliated Securities:

The issuers of the securities listed below are deemed to be affiliates of the Funds because the Funds or their affiliates owned 5% or more of the issuer’s voting securities during all or part of the year ended October 31, 2019. Purchase and sale transactions, interest income and dividend income earned during the year were as follows:

Security	Shares/ Par at October 31, 2018	Purchases/ Conversion	Sales/ Conversion	Shares/ Par at October 31, 2019	Dividend/ Interest Income	Realized Gain (Loss)	Net Increase (Decrease) in Unrealized App(Dep)	Value at October 31, 2019
Alger Focus Equity Fund
Preferred Stocks Prosetta Biosciences, Inc., Series D	76,825	—	—	76,825	$—	$—	$(159,796)	$81,434
Total					$—	$—	$(159,796)	$81,434

Security	Shares/ Par at October 31, 2018	Purchases/ Conversion	Sales/ Conversion	Shares/ Par at October 31, 2019	Dividend/ Interest Income	Realized Gain (Loss)	Net Increase (Decrease) in Unrealized App(Dep)	Value at October 31, 2019
Alger Mid Cap Growth Institutional Fund
Preferred Stocks Prosetta Biosciences, Inc., Series D	166,009	—	—	166,009	$—	$—	$(345,298)	$175,970
Total					$—	$—	$(345,298)	$175,970

Security	Shares/ Par at October 31, 2018	Purchases/ Conversion	Sales/ Conversion	Shares/ Par at October 31, 2019	Dividend/ Interest Income	Realized Gain (Loss)	Net Increase (Decrease) in Unrealized App(Dep)	Value at October 31, 2019
Alger Small Cap Growth Institutional Fund
Preferred Stocks Prosetta Biosciences, Inc., Series D	133,263	—	—	133,263	$—	$—	$(277,187)	$141,259
Total					$—	$—	$(277,187)	$141,259

THE ALGER INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 12 — Subsequent Events:

Management of each Fund has evaluated events that have occurred subsequent to October 31, 2019, through the issuance date of the Financial Statements. No such events have been identified which require recognition and/or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of The Alger Institutional Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of The Alger Institutional Funds comprised of Alger Capital Appreciation Institutional Fund, Alger Focus Equity Fund, Alger Mid Cap Growth Institutional Fund, and Alger Small Cap Growth Institutional Fund (collectively, the “Funds”), including the schedules of investments, as of October 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds constituting The Alger Institutional Funds as of October 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers;

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

New York, New York

December 19, 2019

We have served as the auditor of one or more investment companies within the group of investment companies since 2009.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting May 1, 2019 and ending October 31, 2019.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended October 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

					Annualized
				Expenses	Expense Ratio
				Paid During	For the
		Beginning	Ending	the Six Months	Six Months
		Account	Account	Ended	Ended
		Value	Value	October 31,	October 31,
		May 1, 2019	October 31, 2019	2019(a)	2019(b)
Alger Capital Appreciation Institutional Fund
Class I	Actual	$1,000.00	$1,019.60	$5.90	1.16%
	Hypothetical(c)	1,000.00	1,019.36	5.90	1.16
Class R	Actual	1,000.00	1,017.00	8.19	1.61
	Hypothetical(c)	1,000.00	1,017.09	8.19	1.61
Class Y	Actual	1,000.00	1,021.70	3.82	0.75
	Hypothetical(c)	1,000.00	1,021.42	3.82	0.75
Class Z-2	Actual	1,000.00	1,021.10	4.23	0.83
	Hypothetical(c)	1,000.00	1,021.02	4.23	0.83

Alger Focus Equity Fund
Class A	Actual	$1,000.00	$966.10	$4.96	1.00%
	Hypothetical(c)	1,000.00	1,020.16	5.09	1.00
Class C	Actual	1,000.00	1,005.50	8.85	1.75
	Hypothetical(c)	1,000.00	1,016.38	8.89	1.75
Class I	Actual	1,000.00	1,020.40	4.69	0.92
	Hypothetical(c)	1,000.00	1,020.57	4.69	0.92
Class Y	Actual	1,000.00	1,021.30	3.31	0.65
	Hypothetical(c)	1,000.00	1,021.93	3.31	0.65
Class Z	Actual	1,000.00	1,021.40	3.36	0.66
	Hypothetical(c)	1,000.00	1,021.88	3.36	0.66

Alger Mid Cap Growth Institutional Fund
Class I	Actual	$1,000.00	$995.20	$6.79	1.35%
	Hypothetical(c)	1,000.00	1,018.40	6.87	1.35
Class R	Actual	1,000.00	992.60	9.29	1.85
	Hypothetical(c)	1,000.00	1,015.88	9.40	1.85
Class Z-2	Actual	1,000.00	996.50	5.28	1.05
	Hypothetical(c)	1,000.00	1,019.91	5.35	1.05

Alger Small Cap Growth Institutional Fund
Class I	Actual	$1,000.00	$986.20	$6.76	1.35%
	Hypothetical(c)	1,000.00	1,018.40	6.87	1.35
Class R	Actual	1,000.00	984.20	9.05	1.81
	Hypothetical(c)	1,000.00	1,016.08	9.20	1.81
Class Z-2	Actual	1,000.00	988.20	4.96	0.99
	Hypothetical(c)	1,000.00	1,020.21	5.04	0.99

(a)  Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b)  Annualized.

(c) 5% annual return before expenses.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Tax information

Alger Capital Appreciation Institutional Fund, Alger Focus Equity Fund, Alger Mid Cap Growth Institutional Fund and Alger Small Cap Growth Institutional Fund designate $358,709,014, $14,982,701, $2,279,525 and $23,176,926, respectively, as approximate amounts of capital gain dividend for the purpose of dividends paid deduction.

In accordance with subchapter M of the Internal Revenue Code of 1986, as amended, for the year ended October 31, 2019, 100% and 10.25% of Alger Focus Equity Fund’s and Alger Mid Cap Growth Institutional Fund’s dividends, respectively, qualified for the dividends deduction for corporations. For the year ended October 31, 2019, certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, 100% of Alger Focus Equity Fund’s and 10.36% of Alger Mid Cap Growth Institutional Fund’s dividends may be considered qualified dividend income.

Shareholders should not use the above information to prepare their tax returns. Since the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2019. Such notification, which will reflect the amount to be used by tax payers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2020. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Trustees and Officers of the Trust

Information about the trustees and officers of the Trust is set forth below. In the table the term “Alger Fund Complex” refers to the Trust, The Alger Portfolios, The Alger Global Focus Fund, The Alger Funds and The Alger Funds II, each of which is a registered investment company managed by Fred Alger Management, LLC (“Alger Management”). Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected; each officer’s term of office is one year. Unless otherwise noted, the address of each person named below is 360 Park Avenue South, New York, NY 10010.

Additional information regarding the Trustees and Officers of the Trust is available in the Trust’s Statement of Additional Information.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

			Number of
			Funds in
			the Alger
			Fund
		Trustee	Complex
		and/or	which are
Name, Age, Position with the		Officer	Overseen
Fund	Principal Occupations	Since	by Trustee
INTERESTED TRUSTEE

Hilary M. Alger (58)	Director of Development, Pennsylvania Ballet 2004-2013; Associate Director of Development, College of Arts and Science and Graduate School, University of Virginia 1999-2003.	2003	27

NON-INTERESTED TRUSTEES

Charles F. Baird, Jr. (66)	Managing Director of North Castle Partners, a private equity securities group; Chairman of Elizabeth Arden Red Door Spas and Barry’s Bootcamp, former Chairman of Cascade Helmets, gloProfessional (makeup and skincare business), Contigo (manufacturer of mugs and water bottles), and International Fitness.	2000	27

Roger P. Cheever (74)	Associate Vice President for Principal Gifts and Senior Associate Dean for Development in the Faculty of Arts and Sciences at Harvard University; Formerly Deputy Director of the Harvard College Fund.	2000	27

Stephen E. O’Neil (86)	Attorney. Private Investor since 1981. Formerly of Counsel to the law firm of Kohler & Barnes.	1986	27

David Rosenberg (57)	Associate Professor of Law since January 2006 (Assistant Professor 2000-2005), Zicklin School of Business, Baruch College, City University of New York.	2007	27

Nathan E. Saint-Amand M.D. (81)	Medical doctor in private practice; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988; Formerly Co-Chairman, Special Projects Committee, Memorial Sloan Kettering.	1986	27

Ms. Alger is an “interested person” (as defined in the Investment Company Act) of the Trust because of her affiliations with Alger Management. No Trustee is a director of any public company except as indicated under “Principal Occupations”.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

			Number of
			Funds in
			the Alger
			Fund
		Trustee	Complex
		and/or	which are
Name, Age, Position with the		Officer	Overseen
Fund	Principal Occupations	Since	by Trustee
OFFICERS

Hal Liebes (55) President	Executive Vice President, Chief Operating Officer and Secretary of Alger Management and Alger LLC, Chief Operating Officer and Secretary of Alger Associates, Inc., Director of Alger Management, Alger LLC, Alger SICAV, Alger Alternative Holdings, LLC, Alger International Holdings, Alger Management, Ltd., Alger Dynamic Return Offshore Fund, Alger Weatherbie Holdings, LLC, and Weatherbie Management LLC and Manager, Alger Partners Investors I, LLC, Alger Partners Investors KEIGF, Alger Group Holdings, LLC, Alger Capital, LLC.	2005	N/A

Tina Payne (45) Secretary, Chief Compliance Officer	Senior Vice President, General Counsel and Chief Compliance Officer of Alger Management since 2017. Formerly, Senior Vice President and Associate General Counsel, Cohen & Steers Capital Management, from 2007 to 2017	2017	N/A

Michael D. Martins (54) Treasurer	Senior Vice President of Alger Management.	2005	N/A

Anthony S. Caputo (64) Assistant Treasurer	Vice President of Alger Management.	2007	N/A

Sergio M. Pavone (58) Assistant Treasurer	Vice President of Alger Management.	2007	N/A

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Investment Management Agreement Renewal and Approval

At an in-person meeting held on September 17, 2019 (Meeting), the Board of Trustees (Board) of The Alger Institutional Funds (Trust), including a majority of the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (Independent Trustees), reviewed and approved the continuance of the investment advisory agreement between Fred Alger Management, LLC (Fred Alger Management) and the Trust, on behalf of each Fund (the Management Agreement), for an additional one-year period. The Independent Trustees received advice from, and met separately with, Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement. The Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed request for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process, as well as information provided in response to a supplemental request list. The materials for the Meeting included a presentation and analysis of the Funds and the Manager’s services by FUSE Research Network LLC (FUSE), an independent consulting firm. In addition, prior to the Meeting, the chair of the Board conferred with Independent Trustee counsel about the contract renewal process. The Board reviewed the materials provided and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of each Fund; (iii) the costs of the services provided and profits realized; (iv) the extent to which economies of scale are realized as a Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of the Management Agreement is in the best interests of the applicable Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager to the Funds and their shareholders. This information included, among other things, the qualifications, background and experience of the professional personnel who perform services for a Fund; the structure of investment professional compensation; oversight of third-party service providers; investment performance, fee information and related financial information for each Fund; fees and payments to intermediaries for fund administration, transfer agency and

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

shareholder services; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and the range of management fees charged by the Manager and its affiliates to other funds and accounts, including management’s explanation of differences among accounts where relevant. The Board noted Fred Alger Management’s history of expertise in the “growth” style of investment management and management’s ongoing efforts to develop strategies and adjust portfolios to express conviction in portfolio investments, and to address areas of heightened concern in the mutual fund industry, such as market conditions and fee pressure. The Board noted the length of time the Manager had provided services as an investment adviser to each Fund and also noted FUSE’s analysis that certain of the Manager’s offerings should sustain growth and maintain interest in the Manager’s investment capabilities.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a Fund that is part of the Alger family of funds. The Board noted the financial position of the Manager and its commitment to the mutual fund business as evidenced by a continued focus on offerings in focused strategies. The Board also noted that certain administrative, compliance, reporting and accounting services necessary for the conduct of the Funds’ affairs are provided separately under a Fund Administration Agreement and a Shareholder Administrative Services Agreement with Fred Alger Management.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Funds and their shareholders.

Fund Performance

The Board reviewed and considered the performance results of each Fund over various time periods. The Board considered the performance returns for each Fund in comparison to the performance returns of a universe of mutual funds deemed comparable to the Fund based on various investment, operational, and pricing characteristics (Peer Universe), and a group of mutual funds from within such Peer Universe deemed comparable to the Fund based primarily on investment strategy similarity (Peer Group), each as selected by FUSE, as well as the Fund’s benchmark index. Class I shares were used as the representative share class for each Fund’s performance results. It was noted that each class of a Fund would have substantially similar returns because the shares are invested in the same portfolio of securities and the returns would differ only to the extent that the classes do not have the same expenses. The Board received a description of the methodology FUSE used to select the mutual funds included in a Peer Universe and Peer Group.

The Board also reviewed and considered Fund performance reports provided and discussions that occurred with investment personnel and senior management at Board meetings throughout the year. As had been the practice at every quarterly meeting of Trustees throughout the year, representatives of the Manager discussed with the Trustees the recent performance of each Fund and the measures that the firm was in the process of instituting, or had instituted, to seek to improve the performance of those Funds that had consistently underperformed. In expanding orally on the written materials they had

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

provided to the Trustees, the FUSE representatives commented further on the performance of the Funds.

A summary of each Fund’s performance results is below.

Alger Capital Appreciation Institutional Fund - The Peer Group for this Fund consisted of the Fund and 14 other large cap growth funds. The Peer Universe for this Fund included the Fund, the other funds of the Peer Group, and other large cap growth funds. The Board noted that the Fund’s annualized total return for the three-, five- and 10-year periods outperformed or was equal to the median of its Peer Group, and for the one-year period underperformed the median of its Peer Group. The Board noted that the Fund’s rank within its Peer Group for the one-year period was 11/15. The Board further noted that the Fund’s annualized total return for the three-, five- and 10-year periods was in the second quartile of its Peer Universe, and for the one-year period was in the third quartile of its Peer Universe. The Board concluded that the Fund’s performance was acceptable.

Alger Focus Equity Fund - The Peer Group for this Fund consisted of the Fund and 15 other large cap growth funds. The Peer Universe for this Fund included the Fund, the other funds of the Peer Group, and other large cap growth funds. The Board noted that the Fund’s annualized total return for the three-, five- and 10-year periods outperformed the median of its Peer Group, and for the one-year period underperformed the median of its Peer Group. The Board noted that the Fund’s rank within its Peer Group for the one-year period was 9/16. The Board further noted that Fund’s annualized total return for the three- and five-year periods was in the first quartile of its Peer Universe, for the 10-year period was in the second quartile of its Peer Universe, and for the one-year period was in the third quartile of its Peer Universe. The Board concluded that the Fund’s performance was acceptable.

Alger Mid Cap Growth Institutional Fund - The Peer Group for this Fund consisted of the Fund and 14 other mid cap growth funds. The Peer Universe for this Fund included the Fund, the other funds of the Peer Group, and other mid cap growth funds. The Board noted that the Fund’s annualized total return for the three-, five-, and 10-year periods outperformed the median of its Peer Group, and for the one-year period underperformed the median of its Peer Group. The Board noted that the Fund’s rank within its Peer Group for the one-year period was 11/15. The Board further noted that the Fund’s annualized total return for the three-year period was in the second quartile of its Peer Universe, and for the one-, five- and 10-year periods was in the third quartile of its Peer Universe. FUSE noted that the Fund outperformed the Russell Midcap Growth Index (the Fund’s benchmark) by 178 and 72 basis points for the year-to-date and three-year periods, respectively. The Board concluded that the Fund’s performance was acceptable, noting the Fund’s improved year-to-date performance.

Alger Small Cap Growth Institutional Fund – The Peer Group for this Fund consisted of the Fund and 14 other small cap growth funds. The Peer Universe for this Fund included the Fund, the other funds of the Peer Group, and other small growth funds. The Board noted that the Fund’s annualized total return for the one-, three-, and five-year periods

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

outperformed the median of its Peer Group, and for the 10-year period underperformed the median of its Peer Group. The Board noted that the Fund’s rank within its Peer Group for the 10-year period was 7/12. The Board further noted that the Fund’s annualized total return for the one- and three-year periods was in the first quartile of its Peer Universe, for the five-year period was in the second quartile of its Peer Universe, and for the 10-year period was in the third quartile of its Peer Universe. The Board concluded that the Fund’s performance was acceptable.

Comparative Fees and Expenses

The Board reviewed and considered information regarding each Fund’s total expense ratio and its various components, including, as applicable, management fees, operating expenses, and Rule 12b-1 fees. The Board considered the total net expense ratio and, separately, the contractual management fee rate without the effect of fee waivers or expense reimbursements, if any (Management Rate), of each Fund in comparison to the median expense ratio and median Management Rate, respectively, of the Fund’s Peer Group. FUSE fee data is based upon information taken from each Peer Group fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by FUSE to be an appropriate measure of comparative fees and expenses. The FUSE Management Rate includes administrative charges, and the total net expense ratio, for comparative consistency, was shown for Class I shares of each Fund and for similarly structured share classes for funds in the Peer Group with multiple classes of shares. The Board received a description of the methodology used by FUSE to select the mutual funds included in a Peer Group. Factors that could contribute to a Fund’s total expense ratio or management fee being above the median of the Fund’s Peer Group were discussed, including, for example, strong performance, considerations related to unique or specialty strategies and related costs to implement such strategies, the nature and quality of services provided by the Manager, and strategy capacity considerations.

The Board noted that the Management Rate and total net expense ratio for the Alger Capital Appreciation Institutional Fund were above the medians of its Peer Group, with the Management Rate in the third quartile and the total net expense ratio in the fourth (most expensive) quartile of its Peer Group. The Board concluded that the Management Rate charged to the Fund is reasonable.

The Board noted that the Management Rate for the Alger Focus Equity Fund was better than the median and in the first (least expensive) quartile of its Peer Group, and the total net expense ratio for the Fund was at the median of its Peer Group. The Board also noted that the Alger Focus Equity Fund’s total net expense ratio for Class I shares reflected a fee waiver from management. The Board concluded that the Management Rate charged to the Fund is reasonable.

The Board noted that the Management Rate for the Alger Mid Cap Growth Institutional Fund was better than the median and in the first (least expensive) quartile of its Peer Group,

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

and the total net expense ratio for the Fund was above the median and in the fourth (most expensive) quartile of its Peer Group. The Board concluded that the Management Rate charged to the Fund is reasonable.

The Board noted that the Management Rate for the Alger Small Cap Growth Institutional Fund was better than the median and in the second quartile of its Peer Group, and the total net expense ratio for the Fund was above the median and in the third quartile of its Peer Group. The Board concluded that the Management Rate charged to the Fund is reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by Fred Alger Management and its affiliates in connection with the operation of each Fund. In this respect, the Board considered the Fund profitability analysis that addresses the overall profitability, as well as the profits, of Fred Alger Management and its affiliates in providing investment management and other services to each Fund during the year ended June 30, 2019. The Board also reviewed the profitability methodology and the changes thereto, noting that management attempts to apply its methods consistently from year to year.

The Board noted that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures related to additional regulatory and compliance requirements resulting from recent SEC and other regulatory developments.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, extent and quality of services provided to each Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as each Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. The Board noted the existence of management fee breakpoints for Alger Capital Appreciation Institutional Fund, Alger Mid Cap Growth Institutional Fund, and Alger Small Cap Growth Institutional Fund, which operate to share economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that the overall size of Fred Alger Management allows it to realize other economies of scale, such as with office space, purchases of technology, and other general business expenses. The Board concluded that for each Fund, to the extent economies of scale may be realized by Fred Alger Management and its affiliates, the benefits of such economies of scale would be shared with the Fund and its shareholders as the Fund grows.

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ADDITIONAL INFORMATION (Unaudited) (Continued)

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U.S. Consumer Privacy Notice	Rev. 12/20/16

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:
•              Social Security number and
•              Account balances and
•              Transaction history and
•              Purchase history and
•              Assets
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share personal information to run their everyday business. In the section below, we list the reasons financial companies can share personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-342-2186

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are

Who is providing this notice?

Alger includes Fred Alger Management, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Focus Fund.

What we do

How does Alger protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Alger collect my personal information?

We collect your personal information, for example, when you:
• Open an account or
• Make deposits or withdrawals from your account or
• Give us your contact information or
• Provide account information or
• Pay us by check.

Why can’t I limit all sharing?

Federal law gives you the right to limit some but not all sharing related to:
• sharing for affiliates’ everyday business purposes — information about your credit worthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• Our affiliates include Fred Alger Management, LLC, Weatherbie Capital, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Focus Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies

A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available, without charge, by calling (800) 992-3863 or online on the Funds’ website at www.alger.com or on the SEC’s website at www.sec.gov.

Fund Holdings

The Board of Trustees has adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Investment Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds make their complete schedules of portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters as an exhibit to their reports on Form N-PORT EX. Previously, the Funds made their complete schedules of portfolio holdings available after the first and third fiscal quarters in regulatory filings on Form N-Q. The Funds’ Forms N-CSR, N-PORT and N-Q are available online on the SEC’s website at www.sec.gov.

In addition, the Funds make publicly available their respective month-end top 10 holdings with a 10 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to third parties including financial intermediaries and service providers who need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these third parties to confirm that they understand the Funds’ policies and procedures regarding such disclosure. This agreement must be approved by the Trust’s Chief Compliance Officer.

The Board of Trustees periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure,

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

In addition to material the Funds routinely provide to shareholders, the Investment Manager may make additional statistical information available regarding the Alger Family of Funds. Such information may include, but not be limited to, relative weightings and characteristics of a Fund’s portfolio versus an index (such as P/E ratio, alpha, beta, capture ratio, maximum drawdown, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared and market cap analysis), security specific impact on overall portfolio performance, month-end top ten contributors to and detractors from performance, portfolio turnover, and other similar information. Shareholders should visit www.alger.com or may also contact the Funds at (800) 992-3863 to obtain such information.

THE ALGER INSTITUTIONAL FUNDS

360 Park Avenue South
New York, NY 10010
(800) 992-3863
www.alger.com

Investment Manager

Fred Alger Management, LLC
360 Park Avenue South
New York, NY 10010

Distributor

Fred Alger & Company, LLC

360 Park Avenue South

New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street

STE 219432

Kansas City, MO 64105-1407

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212

Custodian

Brown Brothers Harriman & Company

50 Post Office Square

Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, NY 10112

This report is submitted for the general information of the shareholders of The Alger Institutional Funds. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

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ALGER

Inspired by Change, Driven by Growth.

PRINTED WITH SOY INK

Printed on recycled paper

AIFAR

ITEM 2.  CODE OF ETHICS.

(a)         The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)         Not applicable.

(c)          The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)         The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)          Not applicable.

(f)           The Registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant’s audit committee.  Mr. O’Neil is an “independent” trustee – i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:

October 31, 2019	$138,200
October 31, 2018	$138,400

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:

October 31, 2019	$20,000
October 31, 2018	$19,800

d) All Other Fees:

October 31, 2019	$7,888
October 31, 2018	$7,888

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the Audit Committee.  Non-audit services provided by the Auditors on behalf of the Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit Committee.

f) Not Applicable

g) Non-Audit Fees:

October 31, 2019	$230,152, €75,612
October 31, 2018	$232,868, €94,474

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.  INVESTMENTS.

(a) A Schedule of Investments in Securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13. EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(a) (4) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Institutional Funds

By:	/s/Hal Liebes
Hal Liebes
President

Date: December 18, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hal Liebes
Hal Liebes
President

Date: December 18, 2019

By:	/s/Michael D. Martins
Michael D. Martins
Treasurer

Date: December 18, 2019